December  26,  2001


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Defensive  Series
Blended  Asset  Series  I
Blended  Asset  Series  II
Maximum  Horizon  Series
Tax  Managed  Series
PureMarkR  Series

Dear  Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Exeter Fund in which you owned shares as of October 31, 2001. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 if you have any questions about your holdings in the Exeter Fund.

Sincerely,

/s/  Amy J Williams

Amy  J.  Williams
Fund  Services  Manager


EXETER  FUND,  INC.
ANNUAL  REPORT
OCTOBER  31,  2001
DEFENSIVE  SERIES
BLENDED  ASSET  SERIES  I
BLENDED  ASSET  SERIES  II
MAXIMUM  HORIZON  SERIES

Management  Discussion  and  Analysis



DEAR  SHAREHOLDERS:

The last twelve months have not been good in the stock market, and the September 11th terrorist attacks generated additional downward momentum. Factoring in a slight positive return in October, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite reported returns of -15.8%, -24.9% and -49.8%, respectively, over the twelve months ended October 31, 2001. Notably, the attacks on September 11th were a relatively minor factor in the stock market's poor performance. In the first two weeks of trading after the markets reopened on September 17th, the S&P 500 lost 4.7%. That's a significant decline, but when you consider that the S&P 500 lost 7.3% in the two weeks before the terrorist attacks, you realize that the trends driving the market have been in place for some time. High valuations and a slowing economy are the real culprits of this bear market.

As one would expect with the equity markets taking a beating, the fixed income markets performed rather well over the last twelve months. Interest rates plummeted due to a weakening U.S. economy and the events on September 11th. Because bond prices rise when interest rates fall, the decline in rates led to good returns in bonds. Short-term interest rates fell the most; long-term rates also fell over the last year, but not with quite the same momentum.

The last twelve months have been a tumultuous time, and the volatility in the financial markets has grown more pronounced. Despite this hostile environment, the Defensive Series, Blended Asset Series I, and Blended Asset Series II have earned positive returns over the past year, and the Maximum Horizon Series held up much better than its benchmark, the S&P 500 Total Return Index. Better yet, we see reason for optimism going forward. To some degree, markets are self-correcting mechanisms, such that one cure for an overvalued market is a steep decline in prices. We were more concerned about valuations when the market was in denial and continuing to soar at unsustainable levels.

Appropriately, it has taken a bear market of historic proportions to address one of the all-time speculative bubbles. The result is that there are many more legitimate buying opportunities now than at the prices of the past few years. We took advantage of the volatility in the markets and significantly expanded the total equity exposure in each Series. Over the course of the year, the Series have benefited from selective investments in defensive sectors such as consumer staples. We also recently increased the Series' low technology exposure, as many overvalued stocks have become available at significantly reduced prices. Also, we have increased allocations to energy stocks, health care stocks and the basic materials sector.

Are we at the absolute bottom of this bear market? The degree of uncertainty among investors means that additional volatility is not only possible, but also likely. Thus, we may be early to rotate toward more aggressive stocks, but it is not productive to guess along with market psychology. The rational thing for long-term investors to do is invest according to the fundamentals, knowing that is what will drive returns in the long run. After all, we were early to move toward defensive stocks in the late 1990's. Looking back now, this was the right move since the high flyers of the speculative era have suffered devastating losses. Most of those stocks may not recover their former highs.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,

EXETER  ASSET  MANAGEMENT

Asset  Allocation  -  As  of  October  31,  2001


[graphic]
[pie  chart]

Data  for  pie  charts  to  follow:


Defensive  Series
Stocks  -  16.91%
Bonds  -  74.22%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 8.87%

Blended  Asset  Series  I
Stocks  -  47.44%
Bonds  -  37.19%
Cash,  short-term  investments,  and  other  assets,  less  liabilities - 15.37%

Blended  Asset  Series  II
Stocks  -  62.19%
Bonds  -  24.80%
Cash,  short-term  investments,  and  other  assets,  less  liabilities - 13.01%

Maximum  Horizon  Series
Stocks  -  85.99%
Bonds  -  7.62%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 6.39%

Performance  Update  as  of  October  31,  2001


Exeter  Fund,  Inc.  -  Defensive  Series





                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $          10,909          9.09%     9.09%
Five Year   $          14,225         42.25%     7.30%
Inception1  $          14,927         49.27%     6.90%




Lehman  Brothers  Intermediate  Bond  Index





                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $          11,425         14.25%    14.25%
Five Year   $          14,407         44.07%     7.57%
Inception1  $          15,244         52.44%     7.27%




15-85  Blended  Index





                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $          10,761          7.61%     7.61%
Five Year   $          14,822         48.22%     8.18%
Inception1  $          16,071         60.71%     8.22%




The value of a $10,000 investment in the Exeter Fund, Inc. - Defensive Series from its inception (11/1/95) to present (10/31/01) as compared to the Lehman Brothers Intermediate Bond Index and a 15-85 Blended Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





            Exeter Fund, Inc.  Lehman Brothers Intermediate
Date        Defensive Series            Bond Index           15-85 Blended Index
11/1/1995              10,000                        10,000               10,000
10/31/1996             10,494                        10,581               10,847
10/31/1997             11,411                        11,374               12,052
10/31/1998             12,157                        12,411               13,398
10/31/1999             12,371                        12,533               13,999
10/31/2000             13,684                        13,342               14,934
10/31/2001             14,927                        15,244               16,071




1 Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date. The Series performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,400 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001







DEFENSIVE SERIES                            SHARES  VALUE (NOTE 2)
COMMON STOCK - 16.91%
AGRICULTURAL PRODUCTION - 0.13%
Delta & Pine Land Co.                           75  $         1,354
Sylvan, Inc.*                                  375            4,144
                                                    ---------------
                                                              5,498
                                                    ---------------

APPAREL - 0.02%
Tommy Hilfiger Corp.* (Hong Kong) (Note 7)      75              862
                                                    ---------------

CHEMICAL & ALLIED PRODUCTS - 3.61%
AGRICULTURAL CHEMICALS - 0.58%
Agrium, Inc. (Canada) (Note 7)                 200            1,900
Monsanto Co.                                    50            1,565
Syngenta AG - ADR* (Switzerland) (Note 7)    1,950           20,046
The Scotts Co.*                                 25            1,008
                                                    ---------------
                                                             24,519
                                                    ---------------

PHARMACEUTICAL PREPARATIONS - 1.43%
ICN Pharmaceuticals, Inc.                       50            1,210
Merck KGaA (Germany) (Note 7)                   25              867
Novartis AG - ADR (Switzerland) (Note 7)       375           14,111
Pharmacia Corp.                                450           18,234
PRAECIS Pharmaceuticals, Inc.*                 250            1,082
Schering-Plough Corp.                          675           25,096
                                                    ---------------
                                                             60,600
                                                    ---------------

PLASTIC MATERIALS - 0.57%
Eastman Chemical Co.                           675           23,159
PolyOne Corp.                                  100              855
                                                    ---------------
                                                             24,014
                                                    ---------------

MISCELLANEOUS - 1.03%
Aviron*                                         25              832
Bayer AG (Germany) (Note 7)                    750           22,021
Minerals Technologies, Inc.                     25            1,022
Procter & Gamble Co.                           225           16,600
Sigma-Aldrich Corp.                             25              938
Techne Corp.*                                   75            2,260
                                                    ---------------
                                                             43,673
                                                    ---------------
                                                            152,806
                                                    ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001







DEFENSIVE SERIES                                            SHARES  VALUE (NOTE 2)
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 0.83%
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.05%
Eclipsys Corp.*                                                 50  $           624
IDX Systems Corp.*                                              75              739
Sabre Holdings Corp.*                                           25              657
                                                                    ---------------
                                                                              2,020
                                                                    ---------------

COMPUTER PROGRAMMING & DATA PROCESSING - 0.08%
Electronic Data Systems Corp.                                   25            1,609
ProQuest Co.*                                                   25              855
WebMD Corp.*                                                   200              918
                                                                    ---------------
                                                                              3,382
                                                                    ---------------

PREPACKAGED SOFTWARE - 0.70%
MatrixOne, Inc.*                                               200            1,100
Microsoft Corp.*                                                25            1,454
Oracle Corp.*                                                   25              339
Parametric Technology Corp.*                                 3,725           26,112
VERITAS Software Corp.*                                         25              709
                                                                    ---------------
                                                                             29,714
                                                                    ---------------
                                                                             35,116
                                                                    ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 1.15%
COMMUNICATIONS EQUIPMENT - 0.08%
CIENA Corp.*                                                    25              406
Motorola, Inc.                                                  25              409
Nokia Oyj - ADR (Finland) (Note 7)                              25              513
Nortel Networks Corp. (Canada) (Note 7)                         50              290
QUALCOMM, Inc.*                                                 25            1,228
Telefonaktiebolaget LM Ericsson AB - ADR (Sweden) (Note 7)     100              427
                                                                    ---------------
                                                                              3,273
                                                                    ---------------

SEMICONDUCTORS & RELATED DEVICES - 1.07%
Altera Corp.*                                                   50            1,010
Intel Corp.                                                     25              610
JDS Uniphase Corp.*                                             50              399
Texas Instruments, Inc.                                      1,525           42,685
Xilinx, Inc.*                                                   25              760
                                                                    ---------------
                                                                             45,464
                                                                    ---------------
                                                                             48,737
                                                                    ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001







DEFENSIVE SERIES                               SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS - 0.87%
Nestle SA (Switzerland) (Note 7)                   75  $        15,571
Unilever plc - ADR (United Kingdom) (Note 7)      735           21,352
                                                       ---------------
                                                                36,923
                                                       ---------------

GLASS PRODUCTS - 0.03%
Libbey, Inc.                                       25              785
Waterford Wedgwood plc (Ireland) (Note 7)         800              489
                                                       ---------------
                                                                 1,274
                                                       ---------------

HEALTH SERVICES - 0.05%
Sunrise Assisted Living, Inc. *                    75            2,242
                                                       ---------------

HOTELS AND MOTELS - 0.02%
Club Mediterranee SA (France) (Note 7)             25              788
                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 1.83%
ELECTRONIC COMPUTERS - 0.53%
Compaq Computer Corp.                           2,325           20,344
Dell Computer Corp.*                               25              599
Hewlett-Packard Co.                                25              421
Palm, Inc.*                                       425            1,045
                                                       ---------------
                                                                22,409
                                                       ---------------

OIL & GAS FIELD MACHINERY & EQUIPMENT - 0.92%
Baker Hughes, Inc.                                425           15,228
Cooper Cameron Corp.*                             200            7,800
Varco International, Inc.*                        500            7,500
Weatherford International, Inc.*                  250            8,557
                                                       ---------------
                                                                39,085
                                                       ---------------


MISCELLANEOUS - 0.38%
Lexmark International, Inc.*                      325           14,544
Pall Corp.                                         50            1,015
SanDisk Corp.*                                     50              547
                                                       ---------------
                                                                16,106
                                                       ---------------
                                                                77,600
                                                       ---------------

MOTION PICTURE PRODUCTIONS - 0.03%
News Corp. Ltd. - ADR (Australia) (Note 7)         50            1,190
                                                       ---------------

NATIONAL & STATE COMMERCIAL BANKS - 0.82%
Bank of New York Company, Inc.                    175            5,952
MBNA Corp.                                        200            5,522
Mellon Financial Corp.                            450           15,120
State Street Corp.                                175            7,969
                                                       ---------------
                                                                34,563
                                                       ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001







DEFENSIVE SERIES                                     SHARES  VALUE (NOTE 2)
OIL & GAS EXTRACTION & RELATED SERVICES - 1.58%
Atwood Oceanics, Inc.*                                   25  $           763
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)
(Note 7)                                                625           12,000
Pride International, Inc.*                               75              964
Schlumberger Ltd.                                       800           38,736
Stolt Offshore S.A. - ADR* (United Kingdom)
(Note 7)                                                 75              596
Transocean Sedco Forex, Inc.                            450           13,567
                                                             ---------------
                                                                      66,626
                                                             ---------------

PAPER & ALLIED PRODUCTS - 0.27%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)            25              438
Kimberly-Clark Corp.                                    200           11,102
                                                             ---------------
                                                                      11,540
                                                             ---------------

PRIMARY METAL INDUSTRIES - 0.04%
Intermet Corp.                                           75              225
Norddeutsche Affinerie AG (Germany) (Note 7)             75              868
Texas Industries, Inc.                                   25              753
                                                             ---------------
                                                                       1,846
                                                             ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 0.07%
American Superconductor Corp.*                           50              533
Paradigm Geophysical Ltd.* (Israel) (Note 7)            700            2,310
                                                             ---------------
                                                                       2,843
                                                             ---------------

RETAIL - SPECIALTY STORES - 1.26%
Amazon.com, Inc.*                                        25              175
Best Buy Company, Inc.*                                 150            8,235
CVS Corp.                                               225            5,378
The Gap, Inc.                                           350            4,575
Hancock Fabrics, Inc.                                    50              588
Home Depot, Inc.                                        225            8,602
Lowe's Companies, Inc.                                  250            8,525
Omnicare, Inc.                                          100            1,988
Staples, Inc.*                                          500            7,290
Syms Corp.*                                              75              373
Target Corp.                                            250            7,788
                                                             ---------------
                                                                      53,517
                                                             ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.02%
Applied Extrusion Technologies, Inc.*                   125              995
                                                             ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






DEFENSIVE SERIES                                                      SHARES  VALUE (NOTE 2)
SECURITY & COMMODITY BROKERS & DEALERS - 0.53%
Charles Schwab Corp.                                                     525  $         6,762
Merrill Lynch & Company, Inc.                                            200            8,742
T. Rowe Price Group, Inc.                                                250            6,940
                                                                              ---------------
                                                                                       22,444
                                                                              ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 1.21%
LABORATORY ANALYTICAL INSTRUMENTS - 0.72%
Applera Corp. - Applied Biosystems Group                                 550           16,049
Biacore International AB - ADR* (Sweden) (Note 7)                         50            1,351
Millipore Corp.                                                          225           11,768
Varian, Inc.*                                                             50            1,267
                                                                              ---------------
                                                                                       30,435
                                                                              ---------------

MISCELLANEOUS - 0.49%
Boston Scientific Corp.*                                                  75            1,706
Eastman Kodak Co.                                                        750           19,178
                                                                              ---------------
                                                                                       20,884
                                                                              ---------------
                                                                                       51,319
                                                                              ---------------

TELECOMMUNICATION SERVICES - 1.46%
TELEPHONE COMMUNICATIONS - 1.14%
AT&T Corp.                                                                25              381
BellSouth Corp.                                                          275           10,175
SBC Communications, Inc.                                                 250            9,528
Sprint Corp.                                                              25              500
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)     730           18,914
Verizon Communications, Inc.                                             175            8,717
                                                                              ---------------
                                                                                       48,215
                                                                              ---------------

TELEVISION BROADCASTING STATIONS - 0.32%
Sinclair Broadcast Group, Inc.*                                           50              369
Walt Disney Co.                                                          700           13,013
                                                                              ---------------
                                                                                       13,382
                                                                              ---------------
                                                                                       61,597
                                                                              ---------------

TEXTILE MILL PRODUCTS - 0.17%
Albany International Corp. - Class A*                                    358            6,981
                                                                              ---------------

TRANSPORTATION - 0.85%
RAILROAD - 0.33%
Canadian National Railway Co. (Canada) (Note 7)                          325           12,870
Kansas City Southern Industries, Inc.                                    100            1,250
                                                                              ---------------
                                                                                       14,120
                                                                              ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






DEFENSIVE SERIES                                                          SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TRANSPORTATION (continued)
WATER - 0.50%
Carnival Corp.                                                                                 700  $        15,246
P&O Princess Cruises plc - ADR (United Kingdom) (Note 7)                                        50              715
Trico Marine Services, Inc.*                                                                   775            4,976
                                                                                                    ---------------
                                                                                                             20,937
                                                                                                    ---------------

MISCELLANEOUS - 0.02%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                        25              429
Wabtec Corp.                                                                                    50              610
                                                                                                    ---------------
                                                                                                              1,039
                                                                                                    ---------------
                                                                                                             36,096
                                                                                                    ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.06%
Apogent Technologies, Inc.*                                                                     75            1,757
Newpark Resources, Inc.*                                                                       100              611
                                                                                                    ---------------
                                                                                                              2,368
                                                                                                    ---------------

TOTAL COMMON STOCK
(Identified Cost $786,098)                                                                                  715,771
                                                                                                    ---------------

U.S. TREASURY SECURITIES - 64.87%
U.S. TREASURY BONDS - 4.99%
U.S. Treasury Bond, 6.875%, 8/15/2025
(Identified Cost $181,204)                                                $                170,000          211,252
                                                                                                    ---------------

U.S. TREASURY NOTES - 59.88%
U.S. Treasury Note, 6.25%, 2/15/2003                                                        40,000           42,066
U.S. Treasury Note, 4.25%, 3/31/2003                                                       300,000          308,566
U.S. Treasury Note, 5.50%, 3/31/2003                                                       190,000          198,706
U.S. Treasury Note, 5.875%, 2/15/2004                                                      275,000          294,755
U.S. Treasury Note, 7.25%, 8/15/2004                                                        65,000           72,582
U.S. Treasury Note, 6.50%, 5/15/2005                                                       625,000          694,458
U.S. Treasury Note, 6.625%, 5/15/2007                                                       35,000           39,964
U.S. Treasury Note, 5.50%, 2/15/2008                                                        90,000           98,107
U.S. Treasury Note, 4.75%, 11/15/2008                                                      550,000          574,492
U.S. Treasury Note, 5.00%, 2/15/2011                                                       200,000          211,094
                                                                                                    ---------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $2,319,219)                                                                              2,534,790
                                                                                                    ---------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $2,500,423)                                                                              2,746,042
                                                                                                    ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






DEFENSIVE SERIES                        PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
U.S. GOVERNMENT AGENCIES - 9.35%
MORTGAGE BACKED SECURITIES
GNMA, Pool #365225, 9.00%, 11/15/2024   $                 14,262  $        15,170
GNMA, Pool #398655, 6.50%, 5/15/2026                      32,405           33,503
GNMA, Pool #452826, 9.00%, 1/15/2028                      40,081           42,633
GNMA, Pool #460820, 6.00%, 6/15/2028                      90,421           92,004
GNMA, Pool #458983, 6.00%, 1/15/2029                     208,736          212,389
                                                                  ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $369,935)                                                395,699
                                                                  ---------------
SHORT-TERM INVESTMENTS - 4.63%
Dreyfus Treasury Cash Management Fund
(Identified Cost $195,927)                               195,927          195,927
                                                                  ---------------
TOTAL INVESTMENTS - 95.76%
(Identified Cost $3,852,383)                                            4,053,439

OTHER ASSETS, LESS LIABILITIES - 4.24%                                    179,579
                                                                  ---------------
NET ASSETS - 100%                                                 $     4,233,018
                                                                  ===============




*Non-income  producing  security
ADR  =  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At October 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $3,889,903 was as follows:






Unrealized appreciation        $ 271,074
Unrealized depreciation         (107,538)
                               ----------

UNREALIZED APPRECIATION - NET  $ 163,536
                               ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Defensive  Series






OCTOBER 31, 2001


ASSETS:
Investments, at value (identified cost $3,852,383)(Note 2)                      $4,053,439
Receivable for securities sold                                                     123,213
Interest receivable                                                                 48,159
Receivable for fund shares sold                                                     27,094
Dividends receivable                                                                   963
Foreign tax reclaims receivable                                                         64
Receivable from investment advisor (Note 3)                                         42,004
                                                                                ----------
TOTAL ASSETS                                                                     4,294,936
                                                                                ----------

LIABILITIES:

Accrued transfer agent fees (Note 3)                                                 5,355
Accrued fund accounting fees (Note 3)                                                3,205
Accrued directors' fees (Note 3)                                                     2,170
Payable for fund shares repurchased                                                 32,127
Audit fee payable                                                                   10,598
Payable for securities purchased                                                       974
Other payables and accrued expenses                                                  7,489
                                                                                ----------

TOTAL LIABILITIES                                                                   61,918
                                                                                ----------

TOTAL NET ASSETS                                                                $4,233,018
                                                                                ==========

NET ASSETS CONSIST OF:

Capital stock                                                                   $    3,733
Additional paid-in-capital                                                       3,816,237
Undistributed net investment income                                                 96,079
Accumulated net realized gain on investments and other assets and liabilities      115,911
Net unrealized appreciation on investments and other assets and liabilities        201,058
                                                                                ----------
TOTAL NET ASSETS                                                                $4,233,018
                                                                                ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($4,233,018/373,266 shares)                                                     $    11.34
                                                                                ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Defensive  Series






FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Interest                                                 $ 229,628
Dividends (net of foreign tax withheld, $442)               22,975
                                                         ---------
Total Investment Income                                    252,603
                                                         ---------

EXPENSES:

Management fees (Note 3)                                    41,777
Fund accounting fees (Note 3)                               54,181
Transfer agent fees (Note 3)                                17,073
Directors' fees (Note 3)                                     4,700
Registration and filing fee                                 12,001
Audit fee                                                   11,000
Custodian fee                                                5,399
Miscellaneous                                               10,732
                                                         ----------
Total Expenses                                             156,863

Less Reduction of Expenses (Note 3)                       (104,645)
                                                         ----------
Net Expenses                                                52,218
                                                         ----------
NET INVESTMENT INCOME                                      200,385
                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on -
Investments                                                126,795
Foreign currency and other assets and liabilities              (22)
                                                         ----------
                                                           126,773
                                                         ----------

Net change in unrealized appreciation on -
Investments                                                114,429
Foreign currency and other assets and liabilities               33
                                                        ----------
                                                           114,462
                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     241,235
                                                        ----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                               $ 441,620
                                                         =========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Defensive  Series







                                                         FOR THE      FOR THE
                                                          YEAR         YEAR
                                                          ENDED        ENDED
                                                        10/31/01     10/31/00
                                                       ----------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $  200,385   $  198,775
Net realized gain on investments                          126,773      133,723
Net change in unrealized appreciation on investments      114,462      159,623
                                                       -----------  -----------

Net increase from operations                              441,620      492,121
                                                       -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                               (224,241)    (194,531)
From net realized gain on investments                    (134,884)     (42,821)
                                                       -----------   ----------
Total distribution to shareholders                       (359,125)    (237,352)
                                                       -----------   ----------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)    (687,478)    (253,526)
                                                       -----------   ----------

Net increase (decrease) in net assets                    (604,983)       1,243

NET ASSETS:

Beginning of year                                       4,838,001    4,836,758
                                                       -----------   ----------

END OF YEAR (including undistributed net investment
income of $96,079 and $116,448, respectively)          $4,233,018   $4,838,001
                                                       ==========   ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Defensive  Series






                                                                                        FOR THE YEARS ENDED
                                                               10/31/01          10/31/00    10/31/99    10/31/98    10/31/97
                                                         --------------------   ---------   ----------   ---------  -----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              11.16   $   10.62   $   10.85   $   10.71   $   10.29
                                                         ---------------------  ----------  ----------  ----------  -----------

Income from investment operations:
Net investment income*                                                   0.46        0.46        0.46        0.35        0.42
Net realized and unrealized gain (loss) on investments                   0.51        0.62       (0.27)       0.32        0.45
                                                         ---------------------  ----------  ----------  ----------  -----------

Total from investment operations                                         0.97        1.08        0.19        0.67        0.87
                                                         ---------------------  ----------  ----------  ----------  -----------

Less distributions to shareholders:
From net investment income                                              (0.48)      (0.44)      (0.38)      (0.35)      (0.38)
From net realized gain on investments                                   (0.31)      (0.10)      (0.04)      (0.18)      (0.07)
                                                         ---------------------  ----------  ----------  ----------  -----------

Total distribution to shareholders                                      (0.79)      (0.54)      (0.42)      (0.53)      (0.45)
                                                         ---------------------  ----------  ----------  ----------  -----------

NET ASSET VALUE - END OF YEAR                            $              11.34   $   11.16   $   10.62   $   10.85   $   10.71
                                                         =====================  ==========  ==========  ==========  ==========

Total return1                                                            9.09%      10.62%       1.75%       6.54%       8.74%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                                1.00%       1.00%       1.00%       1.00%       1.00%
Net investment income*                                                   3.84%       4.13%       4.08%       4.20%       4.45%

Portfolio turnover                                                         42%         33%         33%         15%         60%

NET ASSETS - END OF YEAR (000's omitted)                 $              4,233   $   4,838   $   4,837   $   5,733   $   1,764
                                                         =====================  ==========  ==========  ==========  ==========





*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:







Net investment income            $0.22   $0.32   $0.40   $0.29   $0.27
Ratios (to average net assets):
Expenses                          3.00%   2.23%   1.57%   1.73%   2.59%
Net investment income             1.84%   2.90%   3.51%   3.47%   2.86%




1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  October  31,  2001

Exeter  Fund,  Inc.  -  Blended  Asset  Series  I






                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $          10,359          3.59%     3.59%
Five Year   $          15,074         50.74%     8.55%
Inception1  $          19,304         93.04%     8.42%




Lehman  Brothers  Intermediate  Bond  Index






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $           11,425         14.25%    14.25%
Five Year   $           14,407         44.07%     7.57%
Inception1  $           16,896         68.96%     6.66%




30  -  70  Blended  Index






                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $          10,126          1.26%     1.26%
Five Year   $          15,160         51.60%     8.67%
Inception1  $          19,752         97.52%     8.73%




The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Asset Series I from its inception (9/15/93) to present (10/31/01) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:







              Exeter Fund, Inc.     Lehman Brothers Intermediate
Date        Blended Asset Series I           Bond Index           30-70 Blended Index
9/15/1993                   10,000                        10,000               10,000
12/31/1993                  10,092                        10,032               10,081
12/31/1994                  10,012                         9,838                9,986
12/31/1995                  12,123                        11,347               12,151
10/31/1996                  12,806                        11,728               13,040
10/31/1997                  14,472                        12,606               14,965
10/31/1998                  15,383                        13,755               16,937
10/31/1999                  16,048                        13,891               18,300
10/31/2000                  18,634                        14,788               19,507
10/31/2001                  19,304                        16,896               19,752




1 Performance numbers for the Series and Indices are calculated from September 15, 1993, the Series' inception date. The Series performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,400 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 30-70 Blended Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                      SHARES  VALUE (NOTE 2)
COMMON STOCK - 47.44%
AGRICULTURAL PRODUCTION - 0.14%
Delta & Pine Land Co.                          675  $        12,184
Sylvan, Inc.*                                1,250           13,812
                                                    ---------------
                                                             25,996
                                                    ---------------

APPAREL - 0.04%
Tommy Hilfiger Corp.* (Hong Kong) (Note 7)     600            6,894
                                                    ---------------

CHEMICAL & ALLIED PRODUCTS - 11.81%
AGRICULTURAL CHEMICALS - 1.46%
Agrium, Inc. (Canada) (Note 7)               1,800           17,100
Monsanto Co.                                   350           10,955
Syngenta AG - ADR* (Switzerland) (Note 7)   23,200          238,496
The Scotts Co.*                                275           11,085
                                                    ---------------
                                                            277,636
                                                    ---------------

PHARMACEUTICAL PREPARATIONS - 5.54%
Altana AG (Germany) (Note 7)                    90            4,215
ICN Pharmaceuticals, Inc.                      475           11,500
Merck KGaA (Germany) (Note 7)                  350           12,136
Novartis AG - ADR (Switzerland) (Note 7)     5,075          190,972
Pharmacia Corp.                             12,725          515,617
Pliva d.d. - GDR (Croatia) (Note 7)            450            3,753
PRAECIS Pharmaceuticals, Inc.*               2,125            9,201
Schering-Plough Corp.                        8,325          309,524
                                                    ---------------
                                                          1,056,918
                                                    ---------------

PLASTIC MATERIALS - 1.08%
Eastman Chemical Co.                         5,675          194,709
PolyOne Corp.                                1,225           10,474
                                                    ---------------
                                                            205,183
                                                    ---------------

MISCELLANEOUS - 3.73%
Akzo Nobel N.V. (Netherlands) (Note 7)         100            4,103
Aviron*                                        300            9,990
Bayer AG (Germany) (Note 7)                 13,200          387,574
Minerals Technologies, Inc.                    175            7,158
Procter & Gamble Co.                         3,725          274,831
Sigma-Aldrich Corp.                            300           11,256
Techne Corp.*                                  550           16,577
                                                    ---------------
                                                            711,489
                                                    ---------------
                                                          2,251,226
                                                    ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                                      SHARES  VALUE (NOTE 2)
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 2.07%
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.11%
Eclipsys Corp.*                                                525  $         6,557
IDX Systems Corp.*                                             700            6,895
Sabre Holdings Corp.*                                          250            6,575
                                                                    ---------------
                                                                             20,027
                                                                    ---------------

COMPUTER PROGRAMMING & DATA PROCESSING - 0.15%
Electronic Data Systems Corp.                                  150            9,656
ProQuest Co.*                                                  275            9,405
WebMD Corp.*                                                 2,075            9,524
                                                                    ---------------
                                                                             28,585
                                                                    ---------------

PREPACKAGED SOFTWARE - 1.81%
MatrixOne, Inc.*                                             2,050           11,275
Microsoft Corp.*                                               200           11,630
Oracle Corp.*                                                  350            4,746
Parametric Technolgy Corp.*                                 44,125          309,316
VERITAS Software Corp.*                                        300            8,514
                                                                    ---------------
                                                                            345,481
                                                                    ---------------
                                                                            394,093
                                                                    ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 3.20%
COMMUNICATIONS EQUIPMENT - 0.14%
CIENA Corp.*                                                   125            2,032
Motorola, Inc.                                                 200            3,274
Nokia Oyj - ADR (Finland) (Note 7)                             225            4,615
Nortel Networks Corp. (Canada) (Note 7)                        525            3,050
QUALCOMM, Inc.*                                                175            8,596
Research In Motion Ltd. (Canada) (Note 7)                       75            1,220
Telefonaktiebolaget LM Ericsson AB - ADR (Sweden) (Note 7)     975            4,163
                                                                    ---------------
                                                                             26,950
                                                                    ---------------

SEMICONDUCTORS & RELATED DEVICES - 3.06%
Altera Corp.*                                                  625           12,625
Intel Corp.                                                    275            6,715
JDS Uniphase Corp.*                                            375            2,996
Maxim Integrated Products Inc.*                                 75            3,431
Texas Instruments, Inc.                                     19,375          542,306
Xilinx, Inc.*                                                  475           14,450
                                                                    ---------------
                                                                            582,523
                                                                    ---------------
                                                                            609,473
                                                                    ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                                          SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS - 2.03%
Nestle SA (Switzerland) (Note 7)                                   750  $       155,706
Unilever plc - ADR (United Kingdom) (Note 7)                     7,982          231,877
                                                                        ---------------
                                                                                387,583
                                                                        ---------------

GLASS PRODUCTS - 0.08%
Libbey, Inc.                                                       250            7,850
Waterford Wedgwood plc (Ireland) (Note 7)                       11,000            6,719
                                                                        ---------------
                                                                                 14,569
                                                                        ---------------

HEALTH SERVICES - 0.18%
Sunrise Assisted Living, Inc.*                                   1,125           33,626
                                                                        ---------------

HOTELS & MOTELS - 0.04%
Club Mediterranee SA (France) (Note 7)                             250            7,876
                                                                        ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.13%
ELECTRONIC COMPUTERS - 0.84%
Compaq Computer Corp.                                           16,375          143,281
Dell Computer Corp.*                                               250            5,995
Hewlett-Packard Co.                                                125            2,104
Palm, Inc.*                                                      3,725            9,164
                                                                        ---------------
                                                                                160,544
                                                                        ---------------

OIL & GAS MACHINERY & EQUIPMENT - 2.40%
Baker Hughes, Inc.                                               5,200          186,316
Cooper Cameron Corp.*                                            2,175           84,825
Varco International, Inc.*                                       6,325           94,875
Weatherford International, Inc.*                                 2,700           92,421
                                                                        ---------------
                                                                                458,437
                                                                        ---------------

MISCELLANEOUS - 0.89%
Brocade Communications Systems, Inc.*                               75            1,841
Lexmark International, Inc.*                                     3,475          155,506
Pall Corp.                                                         375            7,613
SanDisk Corp.*                                                     350            3,829
                                                                        ---------------
                                                                                168,789
                                                                        ---------------
                                                                                787,770
                                                                        ---------------

MOTION PICTURE PRODUCTION - 0.13%
Alliance Atlantis Communications, Inc.* (Canada) (Note 7)        1,300           11,717
News Corp. Ltd. - ADR (Australia) (Note 7)                         525           12,495
                                                                        ---------------
                                                                                 24,212
                                                                        ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                                        SHARES  VALUE (NOTE 2)
NATIONAL & STATE COMMERCIAL BANKS - 2.54%
Bank of New York Company, Inc.                                 4,775  $       162,398
MBNA Corp.                                                     2,825           77,998
Mellon Financial Corp.                                         4,825          162,120
State Street Corp.                                             1,800           81,972
                                                                      ---------------
                                                                              484,488
                                                                      ---------------

OIL & GAS EXTRACTION & RELATED SERVICES - 5.05%
Atwood Oceanics, Inc.*                                           275            8,390
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  15,500          297,600
Pride International, Inc.*                                       675            8,680
Schlumberger Ltd.                                              9,550          462,411
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)           1,100            8,745
Transocean Sedco Forex, Inc.                                   5,900          177,885
                                                                      ---------------
                                                                              963,711
                                                                      ---------------

PAPER & ALLIED PRODUCTS - 0.80%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                    275            4,812
Kimberly-Clark Corp.                                           2,675          148,489
                                                                      ---------------
                                                                              153,301
                                                                      ---------------

PRIMARY METAL INDUSTRIES - 0.11%
Intermet Corp.                                                 1,100            3,300
Norddeutsche Affinerie AG (Germany) (Note 7)                     925           10,706
Texas Industries, Inc.                                           250            7,525
                                                                      ---------------
                                                                               21,531
                                                                      ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 0.07%
American Superconductor Corp.                                    575            6,130
Paradigm Geophysical Ltd.* (Israel) (Note 7)                   2,350            7,755
                                                                      ---------------
                                                                               13,885
                                                                      ---------------

RETAIL - SPECIALTY STORES - 2.94%
Amazon.com, Inc.*                                                275            1,920
Best Buy Company, Inc.*                                        1,650           90,585
CVS Corp.                                                      2,400           57,360
The Gap, Inc.                                                  3,750           49,012
Hancock Fabrics, Inc.                                            450            5,288
Home Depot, Inc.                                               2,250           86,018
Lowe's Companies, Inc.                                         2,650           90,365
Omnicare, Inc.                                                 1,075           21,371
Staples, Inc.*                                                 4,975           72,535
Syms Corp.*                                                    1,000            4,970
Target Corp.                                                   2,625           81,769
                                                                      ---------------
                                                                              561,193
                                                                      ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                                                SHARES  VALUE (NOTE 2)
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.08%
Applied Extrusion Technologies, Inc.*                                  1,800  $        14,328
                                                                              ---------------

SECURITY & COMMODITY BROKERS & DEALERS - 1.34%
Charles Schwab Corp.                                                   7,600           97,888
Merrill Lynch & Company, Inc.                                          1,925           84,142
T. Rowe Price Group, Inc.                                              2,625           72,870
                                                                              ---------------
                                                                                      254,900
                                                                              ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 3.94%
LABORATORY ANALYTICAL INSTRUMENTS - 2.86%
Applera Corp. - Applied Biosystems Group                              13,100          382,258
Biacore International AB - ADR* (Sweden) (Note 7)                        400           10,808
Millipore Corp.                                                        2,700          141,210
Varian, Inc.*                                                            450           11,403
                                                                              ---------------
                                                                                      545,679
                                                                              ---------------
MISCELLANEOUS - 1.08%
Boston Scientific Corp.*                                                 675           15,350
Eastman Kodak Co.                                                      7,425          189,857
                                                                              ---------------
                                                                                      205,207
                                                                              ---------------
                                                                                      750,886
                                                                              ---------------

TELECOMMUNICATION SERVICES - 4.64%
TELEPHONE COMMUNICATIONS - 3.77%
AT&T Corp.                                                               175            2,669
BellSouth Corp.                                                        2,500           92,500
SBC Communications, Inc.                                               6,550          249,621
Sprint Corp.                                                             150            3,000
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)   9,535          247,052
Verizon Communications, Inc.                                           2,500          124,525
                                                                              ---------------
                                                                                      719,367
                                                                              ---------------

TELEVISION BROADCASTING STATIONS - 0.87%
Sinclair Broadcast Group, Inc.*                                          500            3,690
Walt Disney Co.                                                        8,725          162,198
                                                                              ---------------
                                                                                      165,888
                                                                              ---------------
                                                                                      885,255
                                                                              ---------------

TEXTILE MILL PRODUCTS - 0.13%
Albany International Corp. - Class A*                                  1,228           23,946
                                                                              ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES I                                                    SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TRANSPORTATION - 1.84%
RAILROAD - 0.82%
Canadian National Railway Co. (Canada) (Note 7)                                              3,625  $       143,550
Kansas City Southern Industries, Inc.                                                        1,025           12,812
                                                                                                    ---------------
                                                                                                            156,362
                                                                                                    ---------------

WATER - 0.94%
Carnival Corp.                                                                               7,275          158,450
P&O Princess Cruises plc - ADR (United Kingdom) (Note 7)                                       375            5,362
Trico Marine Services, Inc.*                                                                 2,575           16,532
                                                                                                    ---------------
                                                                                                            180,344
                                                                                                    ---------------

MISCELLANEOUS - 0.08%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                       325            5,577
Wabtec Corp.                                                                                   750            9,150
                                                                                                    ---------------
                                                                                                             14,727
                                                                                                    ---------------
                                                                                                            351,433
                                                                                                    ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.11%
Apogent Technologies, Inc.*                                                                    675           15,808
Newpark Resources, Inc.*                                                                       975            5,957
                                                                                                    ---------------
                                                                                                             21,765
                                                                                                    ---------------

TOTAL COMMON STOCK
(Identified Cost $10,002,361)                                                                             9,043,940
                                                                                                    ---------------

U.S. TREASURY SECURITIES - 36.81%
U.S. TREASURY BONDS - 12.89%
U.S. Treasury Bond, 7.25%, 8/15/2022                                      $                390,000          498,164
U.S. Treasury Bond, 6.25%, 8/15/2023                                                        10,000           11,507
U.S. Treasury Bond, 7.50%, 11/15/2024                                                    1,470,000        1,948,094
                                                                                                    ---------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $2,029,588)                                                                              2,457,765
                                                                                                    ---------------

U.S. TREASURY NOTES - 23.92%
U.S. Treasury Note, 6.00%, 8/15/2004                                                       400,000          433,375
U.S. Treasury Note, 5.875%, 11/15/2004                                                      10,000           10,837
U.S. Treasury Note, 6.50%, 5/15/2005                                                       355,000          394,452
U.S. Treasury Note, 5.75%, 11/15/2005                                                    3,400,000        3,700,689
U.S. Treasury Note, 5.875%, 11/15/2005                                                       5,000            5,473
U.S. Treasury Note, 6.50%, 10/15/2006                                                        5,000            5,642
U.S. Treasury Note, 6.125%, 8/15/2007                                                        5,000            5,596
U.S. Treasury Note, 5.625%, 5/15/2008                                                        5,000            5,480
                                                                                                    ---------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $4,282,943)                                                                              4,561,544
                                                                                                    ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001







BLENDED ASSET SERIES I                                          PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $6,312,531)                                                              $     7,019,309
                                                                                          ---------------

U.S. GOVERNMENT AGENCIES - 0.38%
MORTGAGE BACKED SECURITIES - 0.15%
GNMA, Pool #286310, 9.00%, 2/15/2020                            $                  9,952           10,585
GNMA, Pool #288873, 9.50%, 8/15/2020                                               1,311            1,397
GNMA, Pool #385753, 9.00%, 7/15/2024                                              16,246           17,281
                                                                                          ---------------

TOTAL MORTGAGED BACKED SECURITIES
(Identified Cost $28,359)                                                                          29,263
                                                                                          ---------------

OTHER AGENCIES - 0.23%
Federal National Mortgage Association Note, 5.50%, 2/15/2006                       5,000            5,316
Federal National Mortgage Association Note, 5.75%, 2/15/2008                      25,000           26,904
Federal National Mortgage Association Note, 5.25%, 1/15/2009                       5,000            5,190
Federal National Mortgage Association Note, 6.375%, 6/15/2009                      5,000            5,551
                                                                                          ---------------

TOTAL OTHER AGENCIES
(Identified Cost $40,344)                                                                          42,961
                                                                                          ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $68,703)                                                                          72,224
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 1.35%
Dreyfus Treasury Cash Management Fund
(Identified Cost $258,227)                                                       258,227          258,227
                                                                                          ---------------

TOTAL INVESTMENTS - 85.98%
(Identified Cost $16,641,822)                                                                  16,393,700

OTHER ASSETS, LESS LIABILITIES - 14.02%                                                         2,672,874
                                                                                          ---------------

NET ASSETS - 100%                                                                         $    19,066,574
                                                                                          ===============





*Non-income  producing  security
ADR  =  American  Depository  Receipt
GDR  =  Global  Depository  Receipt


FEDERAL  TAX  INFORMATION:

At October 31, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $16,681,901 was as follows:






Unrealized appreciation        $ 1,117,868
Unrealized depreciation         (1,406,069)
                               ------------

UNREALIZED DEPRECIATION - NET  $  (288,201)
                               ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Blended  Asset  Series  I






OCTOBER 31, 2001


ASSETS:
Investments, at value (identified cost $16,641,822)(Note 2)                     $16,393,700
Foreign currency, at value (cost $1)                                                      1
Receivable for securities sold                                                    2,509,038
Interest receivable                                                                 213,737
Receivable for fund shares sold                                                      23,898
Dividends receivable                                                                 10,726
Foreign tax reclaims receivable                                                       1,014
                                                                                ------------

TOTAL ASSETS                                                                     19,152,114
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     21,706
Accrued transfer agent fees (Note 3)                                                  8,724
Accrued fund accounting fees (Note 3)                                                 3,593
Accrued directors' fees (Note 3)                                                      2,503
Audit fee payable                                                                    17,870
Payable for securities purchased                                                     12,474
Payable for fund shares repurchased                                                   4,061
Other payables and accrued expenses                                                  14,609
                                                                                ------------

TOTAL LIABILITIES                                                                    85,540
                                                                                ------------

TOTAL NET ASSETS                                                                $19,066,574
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    17,239
Additional paid-in-capital                                                       18,305,032
Undistributed net investment income                                                 308,870
Accumulated net realized gain on investments and other assets and liabilities       683,532
Net unrealized depreciation on investments and other assets and liabilities        (248,099)
                                                                                ------------

TOTAL NET ASSETS                                                                $19,066,574
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($19,066,574/1,723,865 shares)                                                  $     11.06
                                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Blended  Asset  Series  I






FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Interest                                                 $ 603,332
Dividends (net of foreign tax withheld, $5,990)            186,037
                                                         ----------
Total Investment Income                                    789,369
                                                         ----------

EXPENSES:

Management fees (Note 3)                                   203,582
Fund accounting fees (Note 3)                               56,344
Transfer agent fees (Note 3)                                26,523
Directors' fees (Note 3)                                     6,700
Audit fee                                                   21,000
Custodian fee                                               15,099
Miscellaneous                                               27,009
                                                         ----------

Total Expenses                                             356,257

Less Reduction of Expenses (Note 3)                       (111,877)
                                                         ----------

Net Expenses                                               244,380
                                                         ----------

NET INVESTMENT INCOME                                      544,989
                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                                720,399
Foreign currency and other assets and liabilities             (354)
                                                         ----------
                                                           720,045
                                                         ----------

Net change in unrealized depreciation on -
Investments                                               (655,337)
Foreign currency and other assets and liabilities              525
                                                         ----------
                                                          (654,812)
                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS      65,233
                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                               $ 610,222
                                                         ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Blended  Asset  Series  I






                                                                        FOR THE        FOR THE
                                                                          YEAR          YEAR
                                                                         ENDED          ENDED
                                                                        10/31/01      10/31/00
                                                                      -----------  --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                                 $   544,989   $    670,510
Net realized gain on investments                                          720,045      2,145,957
Net change in unrealized appreciation (depreciation) on investments      (654,812)       687,286
                                                                      ------------  -------------

Net increase from operations                                              610,222      3,503,753
                                                                      ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                               (606,636)      (787,574)
From net realized gain on investments                                  (1,728,272)      (584,748)
                                                                      ------------  -------------

Total distributions to shareholders                                    (2,334,908)    (1,372,322)
                                                                      ------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)        2,751,103    (10,606,451)
                                                                      ------------  -------------

Net increase (decrease) in net assets                                   1,026,417     (8,475,020)

NET ASSETS:

Beginning of year                                                      18,040,157     26,515,177
                                                                      ------------  -------------

END OF YEAR (including undistributed net investment
income of $308,870 and $341,636, respectively)                        $19,066,574   $ 18,040,157
                                                                      ============  =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Blended  Asset  Series  I






                                                                                  FOR THE YEARS ENDED
                                                          10/31/01          10/31/00    10/31/99    10/31/98    10/31/97
                                                    ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              12.18   $   11.07   $   11.59   $   11.97   $   11.20
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income*                                              0.31        0.41        0.38        0.36        0.39
Net realized and unrealized gain on investments                     0.11        1.30        0.22        0.35        1.01
                                                    ---------------------  ----------  ----------  ----------  ----------

Total from investment operations                                    0.42        1.71        0.60        0.71        1.40
                                                    ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.38)      (0.35)      (0.34)      (0.33)      (0.44)
From net realized gain on investments                              (1.16)      (0.25)      (0.78)      (0.76)      (0.19)
                                                    ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders                                (1.54)      (0.60)      (1.12)      (1.09)      (0.63)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                       $              11.06   $   12.18   $   11.07   $   11.59   $   11.97
                                                    =====================  ==========  ==========  ==========  ==========

Total return1                                                       3.59%      16.12%       4.32%       6.29%      13.01%

Ratios (to average net assets)/Supplemental Data:
Expenses *                                                          1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income *                                             2.68%       2.84%       3.09%       3.25%       3.39%

Portfolio turnover                                                    77%         47%         45%         60%         50%

NET ASSETS - END OF YEAR (000's omitted)            $             19,067   $  18,040   $  26,515   $  32,291   $  21,930
                                                    =====================  ==========  ==========  ==========  ==========





*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would be as follows:





Net investment income            $0.25   $0.38   $0.38   $0.35   $0.39
Ratios (to average net assets):
Expenses                          1.75%   1.41%   1.23%   1.23%   1.24%
Net investment income             2.13%   2.63%   3.06%   3.22%   3.35%





1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  October  31,  2001

Exeter  Fund,  Inc.  -  Blended  Asset  Series  II






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $           10,137          1.37%     1.37%
Five Year   $           15,838         58.38%     9.63%
Inception1  $           23,881        138.81%    11.40%




Merrill  Lynch  Corporate/Government  Bond  Index






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $           11,537         15.37%    15.37%
Five Year   $           14,759         47.59%     8.09%
Inception1  $           17,158         71.58%     6.93%




50-50  Blended  Index






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            9,333         -6.67%    -6.67%
Five Year   $           15,718         57.18%     9.46%
Inception1  $           21,962        119.62%    10.25%




The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (10/31/01) as compared to the Merrill Lynch Corporate/Government Bond Index and a 50-50 Blended Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:







               Exeter Fund, Inc.      Merrill Lynch Corporate/   50-50 Blended
Date        Blended Asset Series II     Government Bond Index        Index
10/12/1993  $                 10,000  $                  10,000  $       10,000
12/31/1993                     9,982                      9,883          10,056
12/31/1994                    10,333                      9,561           9,978
12/31/1995                    13,707                     11,383          12,743
10/31/1996                    15,078                     11,625          13,978
10/31/1997                    18,047                     12,666          16,832
10/31/1998                    17,947                     13,975          19,525
10/31/1999                    19,824                     13,871          21,996
10/31/2000                    23,557                     14,872          23,204
10/31/2001                    23,881                     17,158          21,962





1 Performance numbers for the Series and Indices are calculated from October 12, 1993, the Series' inception date. The Series performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 6,600 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Merrill Lynch Corporate/Government Bond Index is comprised of approximately 4,600 investment grade corporate and government securities with maturities greater than one year. The Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                     SHARES   VALUE (NOTE 2)
COMMON STOCK - 62.19%
AGRICULTURAL PRODUCTION - 0.16%
Delta & Pine Land Co.                         3,800  $        68,590
Sylvan, Inc.*                                 5,825           64,366
                                                     ---------------
                                                             132,956
                                                     ---------------

APPAREL - 0.05%
Tommy Hilfiger Corp.* (Hong Kong) (Note 7)    3,475           39,928
                                                     ---------------

CHEMICAL & ALLIED PRODUCTS - 14.50%
AGRICULTURAL CHEMICALS - 1.91%
Agrium, Inc. (Canada) (Note 7)               10,500           99,750
Monsanto Co.                                  2,250           70,425
Syngenta AG - ADR* (Switzerland) (Note 7)   138,925        1,428,149
The Scotts Co.*                               1,875           75,581
                                                     ---------------
                                                           1,673,905
                                                     ---------------

PHARMACEUTICAL PREPARATIONS - 6.81%
Altana AG (Germany) (Note 7)                    720           33,721
ICN Pharmaceuticals, Inc.                     2,700           65,367
Merck KGaA (Germany) (Note 7)                 3,625          125,699
Novartis AG - ADR (Switzerland) (Note 7)     29,575        1,112,907
Pharmacia Corp.                              66,225        2,683,437
Pliva d.d. GDR (Croatia) (Note 7)             2,650           22,101
PRAECIS Pharmaceuticals, Inc.*               12,125           52,501
Schering-Plough Corp.                        50,050        1,860,859
                                                     ---------------
                                                           5,956,592
                                                     ---------------

PLASTIC MATERIALS - 1.10%
Eastman Chemical Co.                         25,525          875,763
PolyOne Corp.                                 9,950           85,073
                                                     ---------------
                                                             960,836
                                                     ---------------

MISCELLANEOUS - 4.68%
Akzo Nobel N.V. (Netherlands) (Note 7)          550           22,564
Aviron*                                       1,725           57,442
Bayer AG (Germany) (Note 7)                  77,400        2,272,595
Minerals Technologies, Inc.                   1,050           42,945
Procter & Gamble Co.                         13,975        1,031,076
Sigma-Aldrich Corp.                          14,950          560,924
Techne Corp.*                                 3,400          102,476
                                                     ---------------
                                                           4,090,022
                                                     ---------------
                                                          12,681,355
                                                     ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                                     SHARES   VALUE (NOTE 2)
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 2.70%
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.15%
Eclipsys Corp.*                                               3,000  $        37,470
IDX Systems Corp.*                                            4,075           40,139
Sabre Holdings Corp.*                                         2,125           55,888
                                                                     ---------------
                                                                             133,497
                                                                     ---------------

COMPUTER PROGRAMMING & DATA PROCESSING - 0.20%
Electronic Data Systems Corp.                                 1,025           65,979
ProQuest Co.*                                                 1,700           58,140
WebMD Corp.*                                                 11,825           54,277
                                                                     ---------------
                                                                             178,396
                                                                     ---------------

PREPACKAGED SOFTWARE - 2.35%
MatrixOne, Inc.*                                             12,550           69,025
Microsoft Corp.*                                              1,500           87,225
Oracle Corp.*                                                 2,475           33,561
Parametric Technology Corp.*                                258,225        1,810,157
VERITAS Software Corp.*                                       1,800           51,084
                                                                     ---------------
                                                                           2,051,052
                                                                     ---------------
                                                                           2,362,945
                                                                     ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 4.10%
COMMUNICATIONS EQUIPMENT - 0.19%
CIENA Corp.*                                                    775           12,601
Motorola, Inc.                                                1,150           18,826
Nokia Oyj - ADR (Finland) (Note 7)                            1,275           26,150
Nortel Networks Corp. (Canada) (Note 7)                       3,125           18,156
QUALCOMM, Inc.*                                               1,100           54,032
Research In Motion Ltd.* (Canada) (Note 7)                      500            8,130
Telefonaktiebolaget LM Ericsson  AB -ADR (Sweden) (Note 7)    5,775           24,659
                                                                     ---------------
                                                                             162,554
                                                                     ---------------

SEMICONDUCTORS & RELATED DEVICES - 3.91%
Altera Corp.*                                                 3,750           75,750
Intel Corp.                                                   1,875           45,788
JDS Uniphase Corp.*                                           2,225           17,778
Maxim Integrated Products, Inc.*                                450           20,588
Texas Instruments, Inc.                                     113,550        3,178,264
Xilinx, Inc.*                                                 2,800           85,176
                                                                     ---------------
                                                                           3,423,344
                                                                     ---------------
                                                                           3,585,898
                                                                     ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                                    SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS - 2.67%
Nestle SA (Switzerland) (Note 7)                            4,500  $       934,239
Unilever plc - ADR (United Kingdom) (Note 7)               48,190        1,399,919
                                                                   ---------------
                                                                         2,334,158
                                                                   ---------------

GLASS PRODUCTS - 0.10%
Libbey, Inc.                                                1,450           45,530
Waterford Wedgwood plc (Ireland) (Note 7)                  64,000           39,092
                                                                   ---------------
                                                                            84,622
                                                                   ---------------

HEALTH SERVICES - 0.17%
Sunrise Assisted Living, Inc.*                              4,850          144,967
                                                                   ---------------

HOTELS & MOTELS - 0.05%
Club Mediterranee SA (France) (Note 7)                      1,475           46,470
                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 5.43%
ELECTRONIC COMPUTERS - 1.09%
Compaq Computer Corp.                                      95,975          839,781
Dell Computer Corp.*                                        1,850           44,363
Hewlett-Packard Co.                                           875           14,726
Palm, Inc.*                                                22,100           54,366
                                                                   ---------------
                                                                           953,236
                                                                   ---------------

OIL & GAS FIELD MACHINERY & EQUIPMENT - 3.08%
Baker Hughes, Inc.                                         30,750        1,101,772
Cooper Cameron Corp.*                                      12,700          495,300
Varco International, Inc. *                                36,925          553,875
Weatherford International, Inc.*                           15,850          542,545
                                                                   ---------------
                                                                         2,693,492
                                                                   ---------------

MISCELLANEOUS - 1.26%
Brocade Communications Systems, Inc.*                       3,400           83,470
Lexmark International, Inc.*                               21,225          949,819
Pall Corp.                                                  2,400           48,720
SanDisk Corp.*                                              2,075           22,701
                                                                   ---------------
                                                                         1,104,710
                                                                   ---------------
                                                                         4,751,438
                                                                   ---------------

MOTION PICTURE PRODUCTIONS - 0.13%
Alliance Atlantis Communications, Inc.* (Canada) (Note 7)   4,300           38,756
News Corp. Ltd. - ADR (Australia) (Note 7)                  3,200           76,160
                                                                   ---------------
                                                                           114,916
                                                                   ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                                       SHARES  VALUE (NOTE 2)
NATIONAL & STATE COMMERCIAL BANKS - 3.27%
Bank of New York Company, Inc.                                28,025  $       953,130
MBNA Corp.                                                    17,025          470,060
Mellon Financial Corp.                                        28,375          953,400
State Street Corp.                                            10,650          485,001
                                                                      ---------------
                                                                            2,861,591
                                                                      ---------------

OIL & GAS EXTRACTION & RELATED SERVICES - 6.50%
Atwood Oceanics, Inc.*                                         1,650           50,341
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  90,975        1,746,720
Pride International, Inc.*                                     4,150           53,369
Schlumberger Ltd.                                             56,675        2,744,204
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)           4,950           39,353
Transocean Sedco Forex, Inc.                                  34,900        1,052,235
                                                                      ---------------
                                                                            5,686,222
                                                                      ---------------

PAPER & ALLIED PRODUCTS - 2.04%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                 52,000          910,000
Kimberly-Clark Corp.                                          15,700          871,507
                                                                      ---------------
                                                                            1,781,507
                                                                      ---------------

PRIMARY METAL INDUSTRIES - 0.14%
Intermet Corp.                                                 5,375           16,125
Norddeutsche Affinerie AG (Germany) (Note 7)                   5,225           60,472
Texas Industries, Inc.                                         1,475           44,397
                                                                      ---------------
                                                                              120,994
                                                                      ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 0.08%
American Superconductor Corp.                                  3,800           40,508
Paradigm Geophysical Ltd.* (Israel) (Note 7)                   9,950           32,835
                                                                      ---------------
                                                                               73,343
                                                                      ---------------

RETAIL - SPECIALTY STORES - 4.36%
Amazon.com, Inc.*                                              3,325           23,209
Best Buy Company, Inc.*                                        9,525          522,923
CVS Corp.                                                     14,250          340,575
The Gap, Inc.                                                 22,350          292,115
Hancock Fabrics, Inc.                                          2,700           31,725
Home Depot, Inc.                                              12,975          496,034
Lowe's Companies, Inc.                                        15,525          529,403
Omnicare, Inc.                                                 5,125          101,885
Staples, Inc.*                                                67,100          978,318
Syms Corp.*                                                    4,600           22,862
Target Corp.                                                  15,275          475,816
                                                                      ---------------
                                                                            3,814,865
                                                                      ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                                               SHARES  VALUE (NOTE 2)
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.08%
Applied Extrusion Technologies, Inc.*                                  8,875  $        70,645
                                                                              ---------------

SECURITY & COMMODITY BROKERS & DEALERS - 1.73%
Charles Schwab Corp.                                                  45,175          581,854
Merrill Lynch & Company, Inc.                                         11,375          497,201
T. Rowe Price Group, Inc.                                             15,675          435,138
                                                                              ---------------
                                                                                    1,514,193
                                                                              ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 5.41%
LABORATORY ANALYTICAL INSTRUMENTS - 3.72%
Applera Corp. - Applied Biosystems Group                              78,625        2,294,278
Biacore International. AB - ADR* (Sweden) (Note 7)                     2,400           64,848
Millipore Corp.                                                       15,825          827,648
Varian, Inc.*                                                          2,600           65,884
                                                                              ---------------
                                                                                    3,252,658
                                                                              ---------------

MISCELLANEOUS - 1.69%
Boston Scientific Corp.*                                               3,750           85,275
Eastman Kodak Co.                                                     54,600        1,396,122
                                                                              ---------------
                                                                                    1,481,397
                                                                              ---------------
                                                                                    4,734,055
                                                                              ---------------

TELECOMMUNICATION SERVICES - 5.86%
TELEPHONE COMMUNICATIONS - 4.75%
AT&T Corp.                                                             3,525           53,756
BellSouth Corp.                                                       15,375          568,875
SBC Communications, Inc.                                              35,875        1,367,196
Sprint Corp.                                                             775           15,500
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)  55,730        1,443,964
Verizon Communications, Inc.                                          14,100          702,321
                                                                              ---------------
                                                                                    4,151,612
                                                                              ---------------

TELEVISION BROADCASTING STATIONS - 1.11%
Sinclair Broadcast Group, Inc.*                                        2,850           21,033
Walt Disney Co.                                                       51,025          948,555
                                                                              ---------------
                                                                                      969,588
                                                                              ---------------
                                                                                    5,121,200
                                                                              ---------------

TEXTILE MILL PRODUCTS - 0.13%
Albany International Corp. - Class A*                                  5,715          111,442
                                                                              ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001







BLENDED ASSET SERIES II                                                   SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TRANSPORTATION - 2.39%
RAILROAD - 1.09%
Canadian National Railway Co. (Canada) (Note 7)                                             21,850  $       865,260
Kansas City Southern Industries, Inc.                                                        6,750           84,375
                                                                                                    ---------------
                                                                                                            949,635
                                                                                                    ---------------

WATER - 1.20%
Carnival Corp.                                                                              43,600          949,608
P&O Princess Cruises plc - ADR (United Kingdom) (Note 7)                                     2,225           31,818
Trico Marine Services, Inc.*                                                                11,175           71,743
                                                                                                    ---------------
                                                                                                          1,053,169
                                                                                                    ---------------

MISCELLANEOUS - 0.10%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                     2,075           35,607
Wabtec Corp.                                                                                 4,325           52,765
                                                                                                    ---------------
                                                                                                             88,372
                                                                                                    ---------------
                                                                                                          2,091,176
                                                                                                    ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.14%
Apogent Technologies, Inc.*                                                                  3,900           91,338
Newpark Resources, Inc.*                                                                     5,775           35,285
                                                                                                    ---------------
                                                                                                            126,623
                                                                                                    ---------------

TOTAL COMMON STOCK
(Identified Cost $59,446,999)                                                                            54,387,509
                                                                                                    ---------------

U.S. TREASURY SECURITIES - 20.70%
U.S. TREASURY BONDS - 15.23%
U.S. Treasury Bond, 6.875%, 8/15/2025                                     $                330,000          410,076
U.S. Treasury Bond, 6.50%, 11/15/2026                                                      440,000          526,866
U.S. Treasury Bond, 5.50%, 8/15/2028                                                    11,635,000       12,380,361
                                                                                                    ---------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $11,639,486)                                                                            13,317,303
                                                                                                    ---------------

U.S. TREASURY NOTES - 5.47%
U.S. Treasury Note, 5.75%, 11/15/2005
(Identified Cost $4,533,918)                                                             4,400,000        4,789,127
                                                                                                    ---------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $16,173,404)                                                                            18,106,430
                                                                                                    ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






BLENDED ASSET SERIES II                 PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
U.S. GOVERNMENT AGENCIES - 4.10%
Federal National Mortgage Association
Note, 5.75%, 2/15/2008                  $                185,000  $       199,091
Federal National Mortgage Association
Note, 6.625%, 9/15/2009                                3,000,000        3,382,926
                                                                  ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $3,063,191)                                            3,582,017
                                                                  ---------------

SHORT-TERM INVESTMENTS - 1.52%
Dreyfus Treasury Cash Management Fund
(Identified Cost $1,331,201)                           1,331,201        1,331,201
                                                                  ---------------

TOTAL INVESTMENTS - 88.51%
(Identified Cost $80,014,795)                                          77,407,157

OTHER ASSETS, LESS LIABILTIES - 11.49%                                 10,052,408
                                                                  ---------------

NET ASSETS - 100%                                                 $    87,459,565
                                                                  ===============





*Non-income  producing  security
ADR  =  American  Depository  Receipt
GDR  =  Global  Depository  Receipt


FEDERAL  TAX  INFORMATION:

At October 31,2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $80,239,501 was as follows:






Unrealized appreciation        $ 4,965,249
Unrealized depreciation         (7,797,593)
                               ------------

UNREALIZED DEPRECIATION - NET  $(2,832,344)
                               ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Blended  Asset  Series  II






OCTOBER 31, 2001


ASSETS:
Investments, at value (identified cost $80,014,795)(Note 2)                     $77,407,157
Foreign currency, at value (cost $3)                                                      3
Receivable for securities sold                                                    9,817,087
Interest receivable                                                                 378,140
Dividends receivable                                                                 56,600
Receivable for fund shares sold                                                      36,830
Foreign tax reclaims receivable                                                       9,228
                                                                                ------------

TOTAL ASSETS                                                                     87,705,045
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     87,924
Accrued transfer agent fees (Note 3)                                                 21,107
Accrued fund accounting fees (Note 3)                                                 3,124
Accrued directors' fees (Note 3)                                                      2,503
Payable for securities purchased                                                     75,732
Payable for fund shares repurchased                                                  24,303
Audit fee payable                                                                    19,766
Other payables and accrued expenses                                                  11,021
                                                                                ------------

TOTAL LIABILITIES                                                                   245,480
                                                                                ------------

TOTAL NET ASSETS                                                                $87,459,565
                                                                               ============

NET ASSETS CONSIST OF:
Capital stock                                                                   $    66,795
Additional paid-in-capital                                                       84,715,135
Undistributed net investment income                                               1,150,060
Accumulated net realized gain on investments and other assets and liabilities     4,135,098
Net unrealized depreciation on investments and other assets and liabilities      (2,607,523)
                                                                                ------------

TOTAL NET ASSETS                                                                $87,459,565
                                                                                ============
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($87,459,565/6,679,502 shares)                                                  $     13.09
                                                                                ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Blended  Asset  Series  II






FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Interest                                                 $ 2,262,187
Dividends (net of foreign taxes withheld, $33,523)           968,228
                                                         ------------

Total Investment Income                                    3,230,415
                                                         ------------

EXPENSES:

Management fees (Note 3)                                     934,595
Transfer agent fees (Note 3)                                  58,191
Fund accounting fees (Note 3)                                 54,563
Directors' fees (Note 3)                                       6,700
Audit fee                                                     32,999
Custodian fee                                                 25,000
Miscellaneous                                                 34,203
                                                         ------------

Total Expenses                                             1,146,251

Less Reduction of Expenses (Note 3)                          (26,306)
                                                         ------------

Net Expenses                                               1,119,945
                                                         ------------

NET INVESTMENT INCOME                                      2,110,470
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                                4,293,297
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                   (1,760)
                                                         ------------
                                                           4,291,537
                                                         ------------

Net change in unrealized depreciation on -
Investments                                               (5,447,765)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                    1,843
                                                         ------------
                                                          (5,445,922)
                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (1,154,385)
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                               $   956,085
                                                         ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Blended  Asset  Series  II






                                                         FOR THE       FOR THE
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                        10/31/01      10/31/00
                                                       ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $ 2,110,470   $ 1,682,711
Net realized gain on investments                         4,291,537     5,116,460
Net change in unrealized appreciation (depreciation)
on investments                                          (5,445,922)    4,917,050
                                                       ------------  ------------

Net increase from operations                               956,085    11,716,221
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                              (2,288,044)   (1,371,730)
From net realized gain on investments                   (4,936,910)   (3,441,044)
                                                       ------------  ------------

Total distributions to shareholders                     (7,224,954)   (4,812,774)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    4,056,622    17,563,619
                                                       ------------  ------------
Net increase (decrease) in net assets                   (2,212,247)   24,467,066

NET ASSETS:

Beginning of year                                       89,671,812    65,204,746
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
income of $1,150,060 and $1,193,494, respectively)     $87,459,565   $89,671,812
                                                       ============  ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Blended  Asset  Series  II






                                                                                   FOR THE YEARS ENDED
                                                                   10/31/01         10/31/00    10/31/99    10/31/98
                                                         ---------------------  ------------  ------------  ------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              14.03   $     12.74   $     12.60   $     14.69
                                                         ---------------------  ------------  ------------  ------------

Income from investment operations:
Net investment income                                                   0.32*          0.29          0.33          0.31
Net realized and unrealized gain (loss) on investments                  (0.13)         1.97          0.92         (0.38)
                                                         ---------------------  ------------  ------------  ------------

Total from investment operations                                        (0.19)         2.26          1.25         (0.07)
                                                         ---------------------  ------------  ------------  ------------

Less distributions to shareholders:
From net investment income                                              (0.35)        (0.28)        (0.31)        (0.29)
From net realized gain on investments                                   (0.78)        (0.69)        (0.80)        (1.73)
                                                         ---------------------  ------------  ------------  ------------

Total distributions to shareholders                                     (1.13)        (0.97)        (1.11)        (2.02)
                                                         ---------------------  ------------  ------------  ------------

NET ASSET VALUE - END OF YEAR                            $              13.09   $     14.03   $     12.74   $     12.60
                                                         =====================  ============  ============  ============

Total return1                                                            1.37%        18.83%        10.46%       (0.56%)

Ratios (to average net assets)/Supplemental Data:
Expenses                                                               1.20%*          1.20%         1.15%         1.15%
Net investment income                                                  2.26%*          2.55%         2.44%         2.45%

Portfolio turnover                                                         75%           95%           78%           61%

NET ASSETS - END OF YEAR (000's omitted)                 $             87,460   $    89,672   $    65,205   $    65,973
                                                         =====================  ============  ============  ============




                                                    FOR THE YEARS ENDED
                                                          10/31/97
                                                  ---------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $     13.04
                                                         ------------

Income from investment operations:
Net investment income                                           0.32
Net realized and unrealized gain (loss) on investments          2.13
                                                         ------------

Total from investment operations                                2.45
                                                         ------------

Less distributions to shareholders:
From net investment income                                     (0.39)
From net realized gain on investments                          (0.41)
                                                         ------------

Total distributions to shareholders                            (0.80)
                                                         ------------

NET ASSET VALUE - END OF YEAR                            $     14.69
                                                         ============

Total return1                                                  19.69%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.15%
Net investment income                                           2.45%

Portfolio turnover                                                63%

NET ASSETS - END OF YEAR (000's omitted)                 $    50,922
                                                         ============




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:






Net investment income            $0.32   N/A  N/A  N/A  N/A
Ratios (to average net assets):
Expenses                          1.23%  N/A  N/A  N/A  N/A
Net investment income             2.23%  N/A  N/A  N/A  N/A




1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  October  31,  2001

Exeter  Fund,  Inc.  -  Maximum  Horizon  Series






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            9,400         -6.00%    -6.00%
Five Year   $           18,164         81.64%    12.67%
Inception1  $           20,926        109.26%    13.08%





Standard  &  Poor's  500  Total  Return  Index






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,511        -24.89%   -24.89%
Five Year   $           16,136         61.36%    10.04%
Inception1  $           20,022        100.22%    12.25%




Value  Line  Index






                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,941        -20.59%   -20.59%
Five Year   $            9,124         -8.76%    -1.82%
Inception1  $           10,217          2.17%     0.36%




The value of a $10,000 investment in the Exeter Fund, Inc. - Maximum Horizon Series from its inception (11/1/95) to present (10/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Value Line Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:






               Exeter Fund, Inc.     Standard & Poor's 500
Date        Maximum Horizon Series     Total Return Index    Value Line Index
11/1/1995   $                10,000  $               10,000  $          10,000
10/31/1996                   11,521                  12,408             11,198
10/31/1997                   14,604                  16,392             13,998
10/31/1998                   13,730                  19,996             12,805
10/31/1999                   17,345                  25,127             13,001
10/31/2000                   22,263                  26,656             12,866
10/31/2001                   20,926                  20,022             10,217





1 The Series and Index performance are calculated from November 1, 1995, the Series' inception date. The Series performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses. The Value Line Index is an unmanaged index that consists of approximately 1,700 securities that are traded on the New York Stock Exchange, the NASDAQ Stock Market, and the American Stock Exchange. The Index returns are based on a geometric average of relative price changes of the component stocks and do not include income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                      SHARES  VALUE (NOTE 2)
COMMON STOCK -  85.99%
AGRICULTURAL PRODUCTION - .23%
Delta & Pine Land Co.                        1,600  $        28,880
Sylvan, Inc.*                                3,250           35,912
                                                    ---------------
                                                             64,792
                                                    ---------------

APPAREL - .09%
Tommy Hilfiger Corp.* (Hong Kong) (Note 7)   2,150           24,703
                                                    ---------------

CHEMICAL & ALLIED PRODUCTS - 20.75%
AGRICULTURAL CHEMICALS - 2.03%
Agrium, Inc. (Canada) (Note 7)               5,600           53,200
Monsanto Co.                                   875           27,387
Syngenta AG - ADR* (Switzerland) (Note 7)   43,650          448,722
The Scotts Co.*                                950           38,294
                                                   ----------------
                                                            567,603
                                                   ----------------

PHARMACEUTICAL PREPARATIONS - 6.54%
Altana AG (Germany) (Note 7)                   270           12,645
ICN Pharmaceuticals, Inc.                    1,375           33,289
Merck KGaA (Germany) (Note 7)                  450           15,604
Novartis AG - ADR (Switzerland) (Note 7)     8,125          305,744
Pharmacia Corp.                             18,625          754,685
Pliva d.d. - GDR (Croatia) (Note 7)          1,100            9,174
PRAECIS Pharmaceuticals, Inc.*               5,250           22,733
Schering-Plough Corp.                       18,100          672,958
                                                   ----------------
                                                          1,826,832
                                                   ----------------

PLASTIC MATERIALS - 1.18%
Eastman Chemical Co.                         8,725          299,355
PolyOne Corp.                                3,575           30,566
                                                   ----------------
                                                            329,921
                                                   ----------------

MISCELLANEOUS - 11.00%
Akzo Nobel N.V. (Netherlands) (Note 7)         225            9,231
Aviron*                                        750           24,975
Bayer AG (Germany) (Note 7)                 16,850          494,745
Estee Lauder Companies, Inc. - Class A      11,125          358,781
Gillette Co.                                18,000          559,620
Minerals Technologies, Inc.                  7,450          304,705
Procter & Gamble Co.                         5,425          400,256
Sherwin-Williams Co.                        23,000          560,280
Sigma-Aldrich Corp.                          8,500          318,920
Techne Corp.*                                1,375           41,442
                                                   ----------------
                                                          3,072,955
                                                   ----------------
                                                          5,797,311
                                                   ----------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                                      SHARES  VALUE (NOTE 2)
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 3.05%
COMPUTER INTEGRATED SYSTEMS DESIGN - .19%
Eclipsys Corp.*                                              1,225  $        15,300
IDX Systems Corp.*                                           1,600           15,760
Sabre Holdings Corp.*                                          775           20,382
                                                                    ---------------
                                                                             51,442
                                                                    ---------------

COMPUTER PROGRAMMING & DATA PROCESSING - .31%
Electronic Data Systems Corp.                                  450           28,966
ProQuest Co.*                                                1,025           35,055
WebMD Corp.*                                                 4,925           22,606
                                                                    ---------------
                                                                             86,627
                                                                    ---------------

PREPACKAGED SOFTWARE - 2.55%
MatrixOne, Inc.*                                             6,425           35,337
Microsoft Corp.*                                               700           40,705
Oracle Corp.*                                                1,150           15,594
Parametric Technology Corp.*                                85,175          597,077
VERITAS Software Corp.*                                        825           23,413
                                                                    ---------------
                                                                            712,126
                                                                    ---------------
                                                                            850,195
                                                                    ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 4.29%
COMMUNICATIONS EQUIPMENT - .28%
CIENA Corp.*                                                   375            6,097
Motorola, Inc.                                                 575            9,413
Nokia Oyj - ADR (Finland) (Note 7)                             625           12,819
Nortel Networks Corp. (Canada) (Note 7)                      1,525            8,860
QUALCOMM, Inc.*                                                500           24,560
Research In Motion Ltd.* (Canada) (Note 7)                     250            4,065
Telefonaktiebolaget LM Ericsson AB - ADR (Sweden) (Note 7)   2,850           12,169
                                                                    ---------------
                                                                             77,983
                                                                    ---------------

SEMICONDUCTORS & RELATED DEVICES - 4.01%
Altera Corp.*                                                1,725           34,845
Intel Corp.                                                    750           18,315
JDS Uniphase Corp.*                                          1,100            8,789
Maxim Integrated Products, Inc.*                               200            9,150
Texas Instruments, Inc.                                     36,125        1,011,139
Xilinx, Inc.*                                                1,275           38,785
                                                                    ---------------
                                                                          1,121,023
                                                                    ---------------
                                                                          1,199,006
                                                                    ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                                     SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS - 3.31%
Nestle SA (Switzerland) (Note 7)                            1,775  $       368,505
Unilever plc - ADR (United Kingdom) (Note 7)               19,158          556,540
                                                                   ---------------
                                                                           925,045
                                                                   ---------------

GLASS PRODUCTS - .18%
Libbey, Inc.                                                  875           27,475
Waterford Wedgwood plc (Ireland) (Note 7)                  38,150           23,302
                                                                   ---------------
                                                                            50,777
                                                                   ---------------

HEALTH SERVICES - .21%
Sunrise Assisted Living, Inc.*                              1,975           59,033
                                                                   ---------------

HOTELS AND MOTELS - .10%
Club Mediterranee SA (France) (Note 7)                        900           28,355
                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 5.87%
ELECTRONIC COMPUTERS - 1.41%
Compaq Computer Corp.                                      38,300          335,125
Dell Computer Corp.*                                          875           20,982
Hewlett-Packard Co.                                           400            6,732
Palm, Inc.*                                                12,650           31,119
                                                                   ---------------
                                                                           393,958
                                                                   ---------------

OIL & GAS FIELD MACHINERY & EQUIPMENT - 3.16%
Baker Hughes, Inc.                                         10,700          383,381
Cooper Cameron Corp.*                                       4,725          184,275
Varco International, Inc.*                                 12,000          180,000
Weatherford International, Inc.*                            3,925          134,353
                                                                   ---------------
                                                                           882,009
                                                                   ---------------

MISCELLANEOUS - 1.30%
Brocade Communications Systems, Inc.*                         225            5,524
Lexmark International, Inc.*                                7,075          316,606
Pall Corp.                                                  1,400           28,420
SanDisk Corp.*                                              1,175           12,854
                                                                   ---------------
                                                                           363,404
                                                                   ---------------
                                                                         1,639,371
                                                                   ---------------

MOTION PICTURE PRODUCTIONS - 0.31%
Alliance Atlantis Communications, Inc.* (Canada) (Note 7)   5,400           48,670
News Corp. Ltd. - ADR (Australia) (Note 7)                  1,525           36,295
                                                                   ---------------
                                                                            84,965
                                                                   ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                                        SHARES  VALUE (NOTE 2)
NATIONAL & STATE COMMERCIAL BANKS - 6.25%
Bank of New York Company, Inc.                                14,775  $       502,498
MBNA Corp.                                                     9,625          265,746
Mellon Financial Corp.                                        17,350          582,960
State Street Corp.                                             8,675          395,060
                                                                      ---------------
                                                                            1,746,264
                                                                      ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.01%
American Express Co.                                           9,575          281,792
                                                                      ---------------

OIL & GAS EXTRACTION & RELATED SERVICES - 5.27%
Atwood Oceanics, Inc.*                                         1,000           30,510
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  28,700          551,040
Pride International, Inc.*                                     2,375           30,542
Schlumberger Ltd.                                             15,175          734,773
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)           3,000           23,850
Transocean Sedco Forex, Inc.                                   3,375          101,756
                                                                      ---------------
                                                                            1,472,471
                                                                      ---------------

PAPER & ALLIED PRODUCTS - 4.40%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                 29,525          516,688
Kimberly-Clark Corp.                                          12,825          711,916
                                                                      ---------------
                                                                            1,228,604
                                                                      ---------------

PRIMARY METAL INDUSTRIES - 1.86%
Intermet Corp.                                                 2,950            8,850
Norddeutsche Affinerie AG (Germany) (Note 7)                   3,025           35,010
Texas Industries, Inc.                                        15,775          474,828
                                                                      ---------------
                                                                              518,688
                                                                      ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - .15%
American Superconductor Corp.*                                 2,000           21,320
Paradigm Geophysical Ltd.* (Israel) (Note 7)                   6,175           20,378
                                                                      ---------------
                                                                               41,698
                                                                      ---------------

RETAIL - SPECIALTY STORES - 4.33%
Amazon.com, Inc.*                                              1,550           10,819
Best Buy Company, Inc.*                                        3,650          200,385
CVS Corp.                                                      5,400          129,060
The Gap, Inc.                                                  5,975           78,093
Hancock Fabrics, Inc.                                          1,550           18,213
Home Depot, Inc.                                               4,825          184,460
Lowe's Companies, Inc.                                         2,500           85,250
Omnicare, Inc.                                                 2,325           46,221





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                                                SHARES  VALUE (NOTE 2)
RETAIL - SPECIALTY STORES (continued)
Staples, Inc.*                                                        19,825  $       289,049
Syms Corp.*                                                            2,700           13,419
Target Corp.                                                           4,900          152,635
                                                                              ---------------
                                                                                    1,207,604
                                                                              ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - .15%
Applied Extrusion Technologies, Inc.*                                  5,175           41,193
                                                                              ---------------

SECURITY & COMMODITY BROKERS & DEALERS - 6.51%
Charles Schwab Corp.                                                  32,400          417,312
Merrill Lynch & Company, Inc.                                          9,200          402,132
Morgan Stanley Dean Witter & Co.                                       6,100          298,412
Stilwell Financial, Inc.                                              14,825          298,131
T. Rowe Price Group, Inc.                                             14,450          401,132
                                                                              ---------------
                                                                                    1,817,119
                                                                              ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 6.33%
LABORATORY ANALYTICAL INSTRUMENTS - 4.27%
Applera Corp. - Applied Biosystems Group                              29,175          851,327
Biacore International AB - ADR* (Sweden) (Note 7)                      1,000           27,020
Millipore Corp.                                                        5,475          286,343
Varian, Inc.*                                                          1,050           26,607
                                                                              ---------------
                                                                                    1,191,297
                                                                              ---------------

MISCELLANEOUS - 2.06%
Boston Scientific Corp.*                                               1,525           34,679
Eastman Kodak Co.                                                     21,140          540,550
                                                                              ---------------
                                                                                      575,229
                                                                              ---------------
                                                                                    1,766,526
                                                                              ---------------

TELECOMMUNICATION SERVICES - 7.30%
TELEPHONE COMMUNICATIONS - 6.22%
AT&T Corp.                                                               850           12,963
BellSouth Corp.                                                       14,450          534,650
SBC Communications, Inc.                                               5,000          190,550
Sprint Corp.                                                             475            9,500
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)  17,205          445,782
Verizon Communications, Inc.                                          10,925          544,174
                                                                              ---------------
                                                                                    1,737,619
                                                                              ---------------

TELEVISION BROADCASTING STATIONS - 1.08%
Sinclair Broadcast Group, Inc.*                                        1,750           12,915
Walt Disney Co.                                                       15,575          289,539
                                                                              ---------------
                                                                                      302,454
                                                                              ---------------
                                                                                    2,040,073
                                                                              ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






MAXIMUM HORIZON SERIES                                                    SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TEXTILE MILL PRODUCTS - .23%
Albany International Corp. - Class A*                                                        3,235  $        63,083
                                                                                                    ---------------

TRANSPORTATION - 3.60%
RAILROAD - 1.92%
Canadian National Railway Co. (Canada) (Note 7)                                             12,475          494,010
Kansas City Southern Industries, Inc.                                                        3,425           42,813
                                                                                                    ---------------
                                                                                                            536,823
                                                                                                    ---------------

WATER - 1.50%
Carnival Corp.                                                                              16,400          357,192
P&O Princess Cruises plc - ADR (United Kingdom) (Note 7)                                     1,350           19,305
Trico Marine Services, Inc.*                                                                 6,750           43,335
                                                                                                    ---------------
                                                                                                            419,832
                                                                                                    ---------------

MISCELLANEOUS - .18%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                     1,200           20,592
Wabtec Corp.                                                                                 2,450           29,890
                                                                                                    ---------------
                                                                                                             50,482
                                                                                                    ---------------
                                                                                                          1,007,137
                                                                                                    ---------------

WHOLESALE TRADE - DURABLE GOODS - .21%
Apogent Technologies, Inc.*                                                                  1,625           38,058
Newpark Resources, Inc.*                                                                     3,525           21,538
                                                                                                    ---------------
                                                                                                             59,596
                                                                                                    ---------------

TOTAL COMMON STOCK
(Identified Cost $26,373,169)                                                                            24,015,401
                                                                                                    ---------------

U.S. TREASURY SECURITIES - 7.62%
U.S. Treasury Bond, 5.50%, 8/15/2028
(Identified Cost $2,017,800)                                              $              2,000,000        2,128,124
                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.38%
Dreyfus Treasury Cash Management Fund
(Identified Cost $664,569)                                                                 664,569          664,569
                                                                                                    ---------------

TOTAL INVESTMENTS - 95.99%
(Identified Cost $29,055,538)                                                                            26,808,094

OTHER ASSETS, LESS LIABILITIES - 4.01%                                                                    1,119,873
                                                                                                    ---------------

NET ASSETS - 100%                                                                                   $    27,927,967
                                                                                                    ===============




*Non-income  producing  security
ADR  =  American  Depository  Receipt
GDR  =  Global  Depository  Receipt


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001



MAXIMUM  HORIZON  SERIES



FEDERAL  TAX  INFORMATION:


At October 31, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $29,692,269 was as follows:






Unrealized appreciation        $  1,279,946
Unrealized depreciation          (4,164,121)
                               -------------

UNREALIZED DEPRECIATION - NET   ($2,884,175)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Maximum  Horizon  Series






OCTOBER 31, 2001


ASSETS:
Investments, at value (identified cost $29,055,538)(Note 2)                     $26,808,094
Foreign currency, at value (cost $2)                                                      2
Receivable for securities sold                                                    1,072,886
Receivable for fund shares sold                                                     104,440
Dividends receivable                                                                 30,110
Interest receivable                                                                  23,315
Foreign tax reclaims receivable                                                       1,830
                                                                                ------------

TOTAL ASSETS                                                                     28,040,677
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     30,176
Accrued transfer agent fees (Note 3)                                                 11,386
Accrued fund accounting fees (Note 3)                                                 3,090
Accrued directors' fees (Note 3)                                                      2,504
Payable for securities purchased                                                     40,124
Audit fee payable                                                                    14,323
Payable for fund shares repurchased                                                   6,598
Other payables and accrued expenses                                                   4,509
                                                                                ------------

TOTAL LIABILITIES                                                                   112,710
                                                                                ------------

TOTAL NET ASSETS                                                                $27,927,967
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    21,733
Additional paid-in-capital                                                       29,191,315
Undistributed net investment income                                                 245,863
Accumulated net realized gain on investments and other assets and liabilities       716,460
Net unrealized depreciation on investments and other assets and liabilities      (2,247,404)
                                                                                ------------

TOTAL NET ASSETS                                                                $27,927,967
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($27,927,967/2,173,274 shares)                                                  $     12.85
                                                                                ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Maximum  Horizon  Series






FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $13,684)         $   507,385
Interest                                                     231,886
                                                         ------------

Total Investment Income                                      739,271
                                                         ------------

EXPENSES:

Management fees (Note 3)                                     320,914
Fund accounting fees (Note 3)                                 54,503
Transfer agent fees (Note 3)                                  34,101
Directors' fees (Note 3)                                       6,700
Audit fee                                                     21,498
Custodian fee                                                 15,200
Miscellaneous                                                 30,038
                                                          -----------

Total Expenses                                               482,954

Less Reduction of Expenses (Note 3)                          (97,892)
                                                         ------------

Net Expenses                                                 385,062
                                                         ------------

NET INVESTMENT INCOME                                        354,209
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                                  741,977
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                     (434)
                                                         ------------
                                                             741,543
                                                         ------------

Net change in unrealized depreciation on -
Investments                                               (3,295,313)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                    1,040
                                                         ------------
                                                          (3,294,273)
                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (2,552,730)
                                                         ------------

NET DECREASE  IN NET ASSETS RESULTING FROM
OPERATIONS                                               $(2,198,521)
                                                         ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Maximum  Horizon  Series






                                                         FOR THE       FOR THE
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                         10/31/01     10/31/00
                                                       ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $   354,209   $   325,873
Net realized gain on investments                           741,543     5,058,422
Net change in unrealized appreciation (depreciation)
on investments                                          (3,294,273)      814,680
                                                       ------------  ------------
Net increase (decrease) from operations                 (2,198,521)    6,198,975
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                              (1,061,155)     (328,455)
From net realized gain on investments                   (4,153,184)   (2,101,339)
                                                       ------------  ------------
Total distributions to shareholders                     (5,214,339)   (2,429,794)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    5,333,844     4,723,095
                                                       ------------  ------------

Net increase (decrease) in net assets                   (2,079,016)    8,492,276

NET ASSETS:

Beginning of year                                       30,006,983    21,514,707
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
income of $245,863 and $934,187, respectively)         $27,927,967   $30,006,983
                                                       ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Maximum  Horizon  Series






                                                                                  FOR THE YEARS ENDED
                                                                10/31/01        10/31/00     10/31/99      10/31/98
                                                      ---------------------  ------------  ------------  ------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                   $              16.45   $     14.33   $     12.10   $     14.24
                                                      ---------------------  ------------  ------------  ------------

Income from investment operations:
Net investment income*                                                0.15          0.21          0.18          0.13
Net realized and unrealized gain (loss) on
investments                                                          (0.95)         3.57          3.06         (0.93)
                                                      ---------------------  ------------  ------------  ------------

Total from investment operations                                     (0.80)         3.78          3.24         (0.80)
                                                      ---------------------  ------------  ------------  ------------

Less distributions to shareholders:
From net investment income                                           (0.56)        (0.22)        (0.22)        (0.12)
From net realized gain on investments                                (2.24)        (1.44)        (0.79)        (1.22)
                                                      ---------------------  ------------  ------------  ------------

Total distributions to shareholders                                  (2.80)        (1.66)        (1.01)        (1.34)
                                                      ---------------------  ------------  ------------  ------------

NET ASSET VALUE - END OF YEAR                         $              12.85   $     16.45   $     14.33   $     12.10
                                                      =====================  ============  ============  ============

Total return1                                                       (6.00%)        28.35%        26.34%       (5.99%)

Ratios (to average net assets) / Supplemental Data:

Expenses*                                                             1.20%         1.20%         1.20%         1.20%
Net investment income*                                                1.10%         1.26%         0.93%         1.25%

Portfolio turnover                                                     109%           84%           96%           60%

NET ASSETS - END OF YEAR (000's omitted)              $             27,928   $    30,007   $    21,515   $    18,705
                                                      =====================  ============  ============  ============



                                                 FOR THE YEARS ENDED
                                                       10/31/97
                                                --------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                   $     11.38
                                                      ------------

Income from investment operations:
Net investment income*                                       0.10
Net realized and unrealized gain (loss) on
investments                                                  2.92
                                                      ------------

Total from investment operations                             3.02
                                                      ------------

Less distributions to shareholders:
From net investment income                                  (0.08)
From net realized gain on investments                       (0.08)
                                                      ------------

Total distributions to shareholders                         (0.16)
                                                      ------------

NET ASSET VALUE - END OF YEAR                         $     14.24
                                                      ============

Total return1                                               26.77%

Ratios (to average net assets) / Supplemental Data:

Expenses*                                                    1.20%
Net investment income*                                       0.94%

Portfolio turnover                                            115%

NET ASSETS - END OF YEAR (000's omitted)              $     9,852
                                                      ============





*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:






Net investment income            $0.11   $0.19   $0.17   $0.12   $0.06
Ratios (to average net assets):
Expenses                          1.50%   1.34%   1.28%   1.32%   1.55%
Net investment income             0.80%   1.12%   0.85%   1.13%   0.59%




1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION
Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series (each the "Series") are no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

These series are asset allocation funds. Each invests in a combination of stocks, bonds, and cash and is managed according to specific goals. The goals are as follows: Defensive Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Blended Asset Series I - equal emphasis on long-term growth of capital and preservation of capital. Blended Asset Series II - primary goal is long-term growth of capital; secondary goal is preservation of capital. Maximum Horizon Series - long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million each have been designated as Defensive Series Class A, Blended Asset Series I Class A, and Blended Asset Series II Class A Common Stock, and 75 million have been designated as Maximum Horizon Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed

Notes  to  Financial  Statements

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES (continued) equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of certain discount securities, is earned from settlement date and accrued daily. Discounts on original issue discount bonds are accreted according to yield-to-maturity basis.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. A Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders of net investment income are made semi-annually.
Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including losses deferred due to wash sales, investments in passive foreign investment companies, foreign currency gains and losses, paydown gains and losses on mortgage backed securities, market discount, and the Series' use of the tax accounting practice known as equalization. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, a Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended October 31, 2001 Defensive Series distributed $37,105, Blended Asset Series I distributed $776,003, Blended Asset Series II distributed $1,322,917, and Maximum Horizon Series distributed $846,438, of long-term capital gains.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Notes  to  Financial  Statements

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At October 31, 2001, there were no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

CHANGE  IN  ACCOUNTING  POLICY
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require a Series to amortize all premiums and discounts on fixed-income securities. Upon initial adoption, a Series will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization of market discount that would have been recognized had such amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect a Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Series expect that the impact of the adoption of this principle will not be material to the financial statements.

3.          TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which each Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.80% for Defensive Series and 1.00% for Blended Asset Series I, Blended Asset Series II and Maximum Horizon Series, of the Series' average daily net assets.

Notes  to  Financial  Statements


3.          TRANSACTIONS  WITH  AFFILIATES  (continued)
Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.00% for Defensive Series and 1.20% for Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series, of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $41,777 and assumed expenses amounting to $62,868 for Defensive Series and waived fees of $111,877 for Blended Asset Series I, $26,306 for Blended Asset Series II, and $97,892 for Maximum Horizon Series, for the year ended October 31, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 2001, purchases and sales of securities, other than short-term securities, were as follows:






                          PURCHASES                  SALES
                  -----------------------   ------------------------
                     Other                     Other
Fund                Issuers    Government     Issuers    Government
                   --------    ----------    --------    ----------
Defensive         $ 1,006,517  $ 1,081,072  $ 1,013,405  $ 2,116,461
Blended Asset I     9,310,632    5,421,720    7,774,073    7,042,467
Blended Asset II   54,811,970   11,606,806   43,916,408   34,010,541
Maximum Horizon    25,152,909    8,030,207   23,517,123    9,668,191

Notes  to  Financial  Statements


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Class  A  Common  Stock  were:






                          FOR THE YEAR                     FOR THE YEAR
                         ENDED 10/31/01                   ENDED 10/31/00
                        ---------------                 -----------------
                       Shares          Amount          Shares           Amount
                       ------          ------          ------           ------
Defensive:
Sold                      247,228   $  2,750,956          117,707   $   1,249,049
Reinvested                 33,069        359,125           22,945         237,352
Repurchased              (340,597)    (3,797,559)        (162,468)     (1,739,927)
                       -----------  -------------      -----------  --------------
Net change                (60,300)     ($687,478)         (21,816)      ($253,526)
                       ===========  =============      ===========  ==============

Blended Asset I:
Sold                      699,984   $  7,897,301          389,011   $   4,423,210
Reinvested                208,792      2,305,138          124,849       1,360,267
Repurchased              (666,305)    (7,451,336)      (1,427,600)    (16,389,928)
                       -----------  -------------      -----------  --------------
Net change                242,471   $  2,751,103         (913,740)   ($10,606,451)
                       ===========  =============      ===========  ==============

Blended Asset II:
Sold                    1,344,582   $ 18,128,906        3,248,049   $  43,840,287
Reinvested                546,760      7,213,887          387,122       4,769,878
Repurchased            (1,602,952)   (21,286,171)      (2,361,924)    (31,046,546)
                       -----------  -------------      -----------  --------------
Net change                288,390   $  4,056,622        1,273,247   $  17,563,619
                       ===========  =============      ===========  ==============


Maximum Horizon:
Sold                      831,420   $ 11,799,330          864,363   $  13,018,275
Reinvested                377,604      5,214,251          172,570       2,424,742
Repurchased              (859,772)   (11,679,737)        (714,635)    (10,719,922)
                       -----------  -------------      -----------  --------------
Net change                349,252   $  5,333,844          322,298   $   4,723,095
                       ===========  =============      ===========  ==============





The Advisor owned 20,356 shares of Maximum Horizon Series and 23,533 shares of Defensive Series on October 31, 2001 and 16,917 shares of Maximum Horizon Series and 21,921 shares of Defensive Series on October 31, 2000.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2001.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF DEFENSIVE SERIES, BLENDED ASSET SERIES I, BLENDED ASSET SERIES II, AND MAXIMUM HORIZON
SERIES:


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Defensive Series, Blended Asset Series I, Blended Asset Series II and Maximum Horizon Series (each a Series of Exeter Fund, Inc., hereafter collectively referred to as the "Series") at October 31, 2001, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Series for the periods ended October 31, 1998 and 1997 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.



PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  5,  2001

EXETER  FUND,  INC.
ANNUAL  REPORT
OCTOBER  31,  2001
PUREMARKR  SERIES

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

We have witnessed further economic deterioration since our last correspondence, together with continued turmoil in the equity markets. The conditions which set the stage for this environment were in place prior to the market peak in March 2000: extraordinarily high equity valuations and business over-investment accompanied by high levels of corporate debt. Once the market bubble burst, businesses pulled back on investment as earnings plummeted. Consumers, who also had spent beyond their means and accumulated record levels of debt, maintained their spending in the face of increasing layoffs, bolstered in part by monetary stimulus and its impact on mortgage interest rates.

In short, the economy was, at best, on the verge of recession even prior to the September 11th terrorist attacks. These tragedies further weakened consumer confidence, accelerating the rate of economic decline. In our view, this hastens the inevitable "wringing out" of market excesses and moves us closer to a sustainable base from which we can move forward.

Equity market returns reflect the difficulties of the twelve months ended October 31, with the S&P 500 returning -24.9% and the technology-heavy NASDAQ returning -49.7%. The Russell 3000R Index returned -25.2% over the same period, and the PureMarkR Series continued to track the movements of the Russell 3000R Index with slightly better returns. While the PureMarkR Series returns may deviate from those of the Index over the short term, our goal is to achieve returns largely similar to those of the Index over time.

The Series' portfolio was re-balanced in July in accordance with the annual reconstitution of the Russell 3000R Index. We continue to monitor the Series closely and stand ready to adjust the portfolio's risk and sector characteristics as needed to keep them aligned with those of the Index, while refraining from investment in firms with business activities involving tobacco, alcohol, pornography, gambling or abortion.

We appreciate the opportunity to serve your socially responsible investment needs.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  October  31,  2001


Exeter  Fund,  Inc.  -  PureMarkR  Series  Class  A





                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $           7,849        -21.51%   -21.51%
Inception1  $           8,037        -19.63%   -12.13%





Russell  3000R  Index





                               Total Return
Through     Growth of 10,000                  Average
10/31/01       Investment       Cumulative     Annual
One Year    $           7,483        -25.17%   -25.17%
Inception1  $           7,941        -20.59%   -12.75%




The value of a $10,000 investment in the Exeter Fund, Inc. - PureMarkR Series Class A from its inception (2/22/00) to present (10/31/01) as compared to the Russell 3000R Index for the same time period.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





                Exeter Fund, Inc.      Russell 3000R
Date        PureMarkR Series Class A       Index
2/22/2000   $                  10,000  $       10,000
4/30/2000                      10,550          10,679
7/31/2000                      10,200          10,497
10/31/2000                     10,240          10,612
1/31/2001                       9,898          10,131
4/30/2001                       9,144           9,295
7/31/2001                       9,003           9,046
10/31/2001                      8,037           7,941




1Class A and Index performance are calculated from February 22, 2000, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.


2The Russell 3000R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Performance  Update  as  of  October  31,  2001



Exeter  Fund,  Inc.  -  PureMarkR  Series  Class  C





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,789        -22.11%   -22.11%
Inception1  $            7,564        -24.36%   -20.23%




Russell  3000R  Index





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,483        -25.17%   -25.17%
Inception1  $            7,322        -26.78%   -22.56%





The value of a $10,000 investment in the Exeter Fund, Inc. - PureMarkR Series Class C from its inception (8/7/00) to present (10/31/01) as compared to the Russell 3000R Index for the same time period.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:





                Exeter Fund, Inc.      Russell 3000R
Date        PureMarkR Series Class C        Index
8/7/2000    $                  10,000  $        10,000
10/31/2000                      9,710            9,785
1/31/2001                       9,369            9,341
4/30/2001                       8,637            8,571
7/31/2001                       8,486            8,340
10/31/2001                      7,564            7,322




1Class C and Index performance are calculated from August 7, 2000, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.


2The Russell 3000R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Performance  Update  as  of  October  31,  2001


Exeter  Fund,  Inc.  -  PureMarkR  Series  Class  E





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,833        -21.67%   -21.67%
Inception1  $            7,862        -21.38%   -11.45%





Russell  3000R  Index





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,483        -25.17%   -25.17%
Inception1  $            8,138        -18.62%    -9.89%






The value of a $10,000 investment in the Exeter Fund, Inc. - PureMarkR Series Class E from its inception (11/10/99) to present (10/31/01) as compared to the Russell 3000R Index for the same time period.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:





                Exeter Fund, Inc.      Russell 3000R
Date        PureMarkR Series Class E        Index
11/10/1999  $                  10,000  $        10,000
1/31/2000                       9,967           10,422
4/30/2000                      10,347           10,943
7/31/2000                       9,997           10,757
10/31/2000                     10,037           10,875
1/31/2001                       9,702           10,382
4/30/2001                       8,948            9,525
7/31/2001                       8,807            9,269
10/31/2001                      7,862            8,138





1Class E and Index performance are calculated from November 10, 1999, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.


2The Russell 3000R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001






                                               SHARES  VALUE (NOTE 2)
COMMON STOCK - 99.10%
AMUSEMENT & RECREATION SERVICES - 0.22%
Gaylord Entertainment Co.*                        104  $         2,163
Westwood One, Inc.*                               466           11,086
                                                       ---------------
                                                                13,249
                                                       ---------------

APPAREL MANUFACTURERS - 0.02%
Garan, Inc.                                        34            1,306
                                                       ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.35%
Bandag, Inc.                                       28              734
Ryder System, Inc.                              1,068           19,972
                                                       ---------------
                                                                20,706
                                                       ---------------

BUSINESS SERVICES - 7.09%
ADVERTISING AGENCIES - 0.20%
Interpublic Group of Companies, Inc.              197            4,423
Omnicom Group, Inc.                                98            7,524
                                                       ---------------
                                                                11,947
                                                       ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.54%
Gerber Scientific, Inc.                           101            1,110
National Instruments Corp.*                       378           10,890
Sun Microsystems, Inc.*                         1,930           19,589
                                                       ---------------
                                                                31,589
                                                       ---------------

COMPUTER PROGRAMMING SERVICES - 0.58%
CACI International, Inc.*                          30            1,866
Electronic Data Systems Corp.                     261           16,801
Entrust, Inc.*                                  1,327            5,971
Portal Software, Inc.*                          2,383            4,528
VeriSign, Inc.*                                   125            4,839
                                                       ---------------
                                                                34,005
                                                       ---------------

COMPUTER PROCESSING & DATA PREPARATION
SERVICES - 1.29%
Automatic Data Processing, Inc.                   314           16,221
Ceridian Corp.*                                   677           11,164
Deluxe Corp.                                      514           17,990
First Data Corp.                                  204           13,784
Fiserv, Inc.*                                     102            3,793
IMS Health, Inc.                                  164            3,505
NCR Corp.*                                        267            9,465
                                                       ---------------
                                                                75,922
                                                       ---------------

PREPACKAGED SOFTWARE - 4.07%
Adobe Systems, Inc.                               144            3,802
Ansys, Inc.*                                      152            3,190
BEA Systems, Inc.*                                206            2,501





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                  SHARES  VALUE (NOTE 2)
BUSINESS SERVICES (continued)
PREPACKAGED SOFTWARE (continued)
Brocade Communications Systems, Inc.*                152  $         3,732
Computer Associates International, Inc.              283            8,750
DST Systems, Inc.*                                   189            7,740
Electronic Arts, Inc.*                                71            3,654
Fair, Isaac and Company, Inc.                        171            8,131
Intuit, Inc.*                                        101            4,062
MSC.Software Corp.*                                  206            2,585
Microsoft Corp.*                                   2,412          140,258
Oracle Corp.*                                      2,336           31,676
PeopleSoft, Inc.*                                    163            4,853
Siebel Systems, Inc.*                                220            3,593
SunGard Data Systems, Inc.*                          143            3,604
VERITAS Software Corp.*                              270            7,663
                                                          ---------------
                                                                  239,794
                                                          ---------------

MISCELLANEOUS - 0.41%
Cendant Corp.*                                       424            5,495
Concord EFS, Inc.*                                   138            3,777
Juniper Networks, Inc.*                              168            3,745
Manpower, Inc.                                       198            5,655
Sotheby's Holdings, Inc.*                            256            3,420
Yahoo!, Inc.*                                        207            2,252
                                                          ---------------
                                                                   24,344
                                                          ---------------
                                                                  417,601
                                                          ---------------

CHEMICAL & ALLIED PRODUCTS - 10.88%
BIOLOGICAL PRODUCTS - 1.39%
Amgen, Inc.*                                         585           33,240
Biogen, Inc.*                                         84            4,620
Gilead Sciences, Inc.*                               301           18,933
IDEC Pharmaceuticals Corp.*                           63            3,779
Invitrogen Corp.*                                    202           12,391
MedImmune, Inc.*                                     124            4,866
Neose Technologies, Inc.*                            129            3,787
                                                          ---------------
                                                                   81,616
                                                          ---------------

SOAP, DETERGENTS & CLEANING PREPARATIONS - 2.31%
Alberto-Culver Co. - Class B                         290           12,252
Avon Products, Inc.                                  126            5,901
Clorox Co.                                           266            9,496
Colgate-Palmolive Co.                                316           18,176
The Dial Corp.                                       794           13,244
Estee Lauder Companies, Inc. - Class A               319           10,288
Gillette Co.                                         560           17,410
Procter & Gamble Co.                                 633           46,703






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                      SHARES  VALUE (NOTE 2)
CHEMICAL & ALLIED PRODUCTS (continued)
SOAP, DETERGENTS & CLEANING PREPARATIONS (continued)
Stepan Co.                                               110  $         2,310
                                                              ---------------
                                                                      135,780
                                                              ---------------

PHARMACEUTICAL PREPARATIONS - 5.64%
Abbott Laboratories                                      781           41,377
Bristol-Myers Squibb Co.                               1,004           53,664
Eli Lilly & Co.                                          494           37,791
Forest Laboratories, Inc.*                                91            6,769
Genentech, Inc.*                                         149            7,785
Genzyme Corp. - General Division*                        104            5,611
ICN Pharmaceuticals, Inc.                                614           14,865
Ligand Pharmaceuticals, Inc. - Class B*                  661            8,904
Merck & Company, Inc.                                  1,239           79,061
Millennium Pharmaceuticals, Inc.*                        142            3,615
Mylan Laboratories, Inc.                                 243            8,959
Neurocrine Biosciences, Inc.*                            568           23,896
Perrigo Co.*                                             757           11,196
Schering-Plough Corp.                                    770           28,629
                                                              ---------------
                                                                      332,122
                                                              ---------------

MISCELLANEOUS - 1.54%
Air Products and Chemicals, Inc.                         120            4,805
Chiron Corp.*                                            266           14,316
Church & Dwight Company, Inc.                            608           15,808
Diagnostic Products Corp.                                 49            2,161
Dow Chemical Co.                                         466           15,494
E.I. du Pont de Nemours and Co.                          583           23,314
Hyseq, Inc.*                                             248            2,267
PPG Industries, Inc.                                      89            4,346
Praxair, Inc.                                             85            4,010
The Scotts Co.*                                           95            3,829
                                                              ---------------
                                                                       90,350
                                                              ---------------
                                                                      639,868
                                                              ---------------

COAL MINING - 0.02%
Penn Virginia Corp.                                       24              924
                                                              ---------------

COMMUNICATIONS - 6.13%
RADIO & TELEVISION BROADCASTING STATIONS - 1.27%
Clear Channel Communications, Inc.*                      273           10,407
Comcast Corp.*                                           563           20,178
COX Communications, Inc.*                                108            4,136
COX Radio, Inc.*                                         403            8,745
EchoStar Communications Corp.*                           126            2,922
Emmis Communications Corp.*                              485            6,572
Entercom Communications Corp.*                           468           15,772






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                      SHARES  VALUE (NOTE 2)
COMMUNICATIONS (continued)
RADIO & TELEVISION BROADCASTING STATIONS (continued)
Liberty Corp.                                             85  $         3,420
Univision Communications, Inc.*                           95            2,375
                                                              ---------------
                                                                       74,527
                                                              ---------------

TELEPHONE COMMUNICATIONS - 4.54%
Alltel Corp.                                             161            9,200
AT&T Corp.                                             1,997           30,454
AT&T Wireless Services, Inc.*                            429            6,195
BellSouth Corp.                                          979           36,223
Conestoga Enterprises, Inc.                               25              600
Qwest Communications International, Inc.                 776           10,049
SBC Communications, Inc.                               1,692           64,482
Sprint Corp.                                             381            7,620
Sprint Corp. - PCS Group*                                359            8,006
Time Warner Telecom, Inc.*                               548            6,006
Verizon Communications, Inc.                           1,366           68,040
WorldCom, Inc. - WorldCom Group*                       1,526           20,525
                                                              ---------------
                                                                      267,400
                                                              ---------------

MISCELLANEOUS - 0.32%
CT Communications, Inc.                                  233            3,274
Nextel Communications, Inc.*                             309            2,457
PanAmSat Corp.*                                          348            7,371
Telephone and Data Systems, Inc.                          65            5,714
                                                              ---------------
                                                                       18,816
                                                              ---------------
                                                                      360,743
                                                              ---------------

CONSTRUCTION - SPECIAL TRADE CONTRACTORS - 0.12%
Chemed Corp.                                             106            3,005
EMCOR Group, Inc.*                                       109            4,264
                                                              ---------------
                                                                        7,269
                                                              ---------------

DEPOSITORY INSTITUTIONS - 9.44%
NATIONAL COMMERCIAL BANKS - 4.91%
AmSouth Bancorp.                                         198            3,423
Bank of America Corp.                                    884           52,147
Bank of New York Company, Inc.                           392           13,332
Bank One Corp.                                           628           20,843
BB&T Corp.                                               233            7,479
Comerica, Inc.                                            99            4,563
FleetBoston Financial Corp.                              609           20,012
J.P. Morgan Chase & Co.                                1,110           39,250
KeyCorp                                                  228            4,847
Mellon Financial Corp.                                   270            9,072
National City Corp.                                      323            8,527






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                           SHARES  VALUE (NOTE 2)
DEPOSITORY INSTITUTIONS (continued)
NATIONAL COMMERCIAL BANKS (continued)
PNC Financial Services Group                  159  $         8,729
SouthTrust Corp.                              186            4,215
State Street Corp.                            173            7,878
SunTrust Banks, Inc.                          136            8,141
U.S. Bancorp                                  994           17,673
Wachovia Corp.                                777           22,222
Wells Fargo & Co.                             927           36,617
                                                   ---------------
                                                           288,970
                                                   ---------------

SAVINGS INSTITUTIONS - 3.72%
Brookline Bancorp, Inc.                       188            2,848
CFS Bancorp, Inc.                             106            1,425
Citigroup, Inc.                             2,945          134,056
Commonwealth Bancorp, Inc.                     79            1,668
First Niagara Financial Group, Inc.           235            3,887
Flushing Financial Corp.                      216            3,866
Golden West Financial Corp.                    67            3,256
Independence Community Bank Corp.           1,075           26,144
New York Community Bancorp, Inc.              889           22,287
Staten Island Bancorp, Inc.                   202            5,846
Washington Mutual, Inc.                       454           13,706
                                                   ---------------
                                                           218,989
                                                   ---------------

STATE COMMERCIAL BANKS - 0.81%
Fifth Third Bancorp                           260           14,669
First Virginia Banks, Inc.                    475           21,461
Northern Trust Corp.                          104            5,251
Regions Financial Corp.                       124            3,337
Synovus Financial Corp.                       135            3,108
                                                   ---------------
                                                            47,826
                                                   ---------------
                                                           555,785
                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.63%
COMBINED SERVICES - 0.06%
Entergy Corp.                                  96            3,730
                                                   ---------------

ELECTRIC SERVICE - 2.55%
AES Corp.*                                    231            3,199
Alliant Energy Corp.                          605           17,787
American Electric Power Company, Inc.         165            6,913
Calpine Corp.*                                136            3,366
Consolidated Edison, Inc.                     110            4,344
Constellation Energy Group, Inc.               86            1,924
DTE Energy Co.                                 92            3,835
Dominion Resources, Inc.                      129            7,884
Duke Energy Corp.                             382           14,673






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                               SHARES  VALUE (NOTE 2)
ELECTRIC, GAS & SANITARY SERVICES (continued)
ELECTRIC SERVICE (continued)
Exelon Corp.                                      164  $         6,899
FPL Group, Inc.                                    90            4,779
FirstEnergy Corp.                                 119            4,101
Hawaiian Electric Industries, Inc.                350           13,027
Madison Gas & Electric Co.                         46            1,123
Mirant Corp.*                                     163            4,238
NSTAR                                             409           16,818
PPL Corp.                                          78            2,664
Progress Energy, Inc.                             108            4,554
Public Service Enterprise Group, Inc.             108            4,251
Reliant Energy, Inc.                              139            3,885
The Southern Co.                                  358            8,556
TXU Corp.                                         133            6,097
Xcel Energy, Inc.                                 177            5,006
                                                       ---------------
                                                               149,923
                                                       ---------------

GAS PRODUCTION & DISTRIBUTION - 0.88%
Dynegy, Inc.                                      125            4,488
El Paso Corp.                                     265           13,001
National Fuel Gas Co.                             810           18,962
SEMCO Energy, Inc.                                 94            1,100
South Jersey Industries, Inc.                     120            3,966
Southwest Gas Corp.                               159            3,275
Williams Companies, Inc.                          239            6,900
                                                       ---------------
                                                                51,692
                                                       ---------------

REFUSE SYSTEMS - 0.14%
Waste Management, Inc.                            338            8,281
                                                       ---------------
                                                               213,626
                                                       ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 9.21%
COMMUNICATIONS EQUIPMENT - 1.70%
CIENA Corp.*                                      211            3,431
Comverse Technology, Inc.*                        199            3,743
Harris Corp.                                      531           18,203
L-3 Communications Holdings, Inc.*                189           16,418
Lucent Technologies, Inc.                       1,840           12,328
Motorola, Inc.                                  1,223           20,021
QUALCOMM, Inc.*                                   414           20,336
Scientific-Atlanta, Inc.                           92            1,920
Tellabs, Inc.*                                    271            3,699
                                                       ---------------
                                                               100,099
                                                       ---------------

COMPONENTS & ACCESSORIES - 3.55%
ATMI, Inc.*                                       133            2,535
Advanced Micro Devices, Inc.*                     228            2,244






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                SHARES  VALUE (NOTE 2)
ELECTRONICS & ELECTRICAL EQUIPMENT (continued)
COMPONENTS & ACCESSORIES (continued)
Altera Corp.*                                      192  $         3,878
Analog Devices, Inc.*                              199            7,562
Artisan Components, Inc.*                          421            3,578
Broadcom Corp.*                                    111            3,820
Intel Corp.                                      3,695           90,232
JDS Uniphase Corp.*                                680            5,433
Lattice Semiconductor Corp.*                       259            4,533
Linear Technology Corp.                            188            7,294
Maxim Integrated Products, Inc.*                   175            8,006
Mercury Computer Systems, Inc.*                    379           17,874
Micron Technology, Inc.*                           293            6,669
Novellus Systems, Inc.*                             85            2,808
Photronics, Inc.*                                  282            6,999
Sanmina Corp.*                                     198            2,998
Texas Instruments, Inc.                            959           26,842
Xilinx, Inc.*                                      184            5,597
                                                        ---------------
                                                                208,902
                                                        ---------------

MISCELLANEOUS - 3.96%
Baldor Electric Co.                                103            1,959
Emerson Electric Co.                               258           12,647
Franklin Electric Company, Inc.                     22            1,691
General Electric Co.                             5,463          198,908
National Presto Industries, Inc.                    65            1,778
National Service Industries, Inc.                  896           15,895
                                                        ---------------
                                                                232,878
                                                        ---------------
                                                                541,879
                                                        ---------------

FABRICATED METAL PRODUCTS - 0.65%
Ameron International Corp.                          49            3,214
Commercial Metals Co.                              101            3,055
Cooper Industries, Inc.                            205            7,933
Griffon Corp.*                                     253            2,922
Illinois Tool Works, Inc.                          124            7,093
Lockheed Martin Corp.                              192            9,364
Masco Corp.                                        247            4,898
                                                        ---------------
                                                                 38,479
                                                        ---------------

FOOD & KINDRED PRODUCTS - 3.92%
BEVERAGES - 1.91%
Coca-Cola Co.                                    1,054           50,466
PepsiCo, Inc.                                      914           44,521
Pepsi Bottling Group, Inc.                         379           17,616
                                                        ---------------
                                                                112,603
                                                        ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS (continued)
FRUITS & VEGETABLES & RELATED PRODUCTS - 0.65%
Campbell Soup Co.                                  433  $        12,228
ConAgra Foods, Inc.                                282            6,458
H.J. Heinz Co.                                     179            7,597
PepsiAmercias, Inc.                                888           11,580
                                                        ---------------
                                                                 37,863
                                                        ---------------

GRAIN MILL PRODUCTS - 0.27%
Corn Products International, Inc.                   22              662
General Mills, Inc.                                148            6,796
Kellogg Co.                                        124            3,782
Ralston Purina Co.                                 140            4,591
                                                        ---------------
                                                                 15,831
                                                        ---------------

MISCELLANEOUS - 1.09%
American Italian Pasta Co.*                         92            3,747
Dean Foods Co.                                     336           15,070
Hormel Foods Corp.                                 313            7,512
McCormick & Company, Inc.                          249           10,896
Sara Lee Corp.                                     433            9,652
Sensient Technologies Corp.                        341            5,545
Tyson Foods, Inc. - Class A                        780            7,636
Wm. Wrigley Jr. Co.                                 84            4,204
                                                        ---------------
                                                                 64,262
                                                        ---------------
                                                                230,559
                                                        ---------------

FOOD STORES - 0.41%
Albertson's, Inc.                                  230            7,339
Kroger Co.*                                        445           10,885
Starbucks Corp.*                                   223            3,818
Weis Markets, Inc.                                  71            2,045
                                                        ---------------
                                                                 24,087
                                                        ---------------

FORESTRY & TIMBER - 0.43%
Georgia-Pacific Corp.                              123            3,414
Rayonier, Inc.                                     387           16,556
Weyerhaeuser Co.                                   107            5,340
                                                        ---------------
                                                                 25,310
                                                        ---------------

FURNITURE & FIXTURES - 0.85%
Bassett Furniture Industries, Inc.                 179            2,569
Johnson Controls, Inc.                             167           12,077
Leggett & Platt, Inc.                              787           17,054
Newell Rubbermaid, Inc.                            670           18,519
                                                        ---------------
                                                                 50,219
                                                        ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                        SHARES  VALUE (NOTE 2)
GENERAL CONTRACTORS - NONRESIDENTIAL BUILDINGS - 0.03%
McGrath Rentcorp                                            74  $         1,869
                                                                ---------------

GENERAL MERCHANDISE STORES - 2.20%
BJ's Wholesale Club, Inc.*                                 304           15,434
Federated Department Stores, Inc.*                         110            3,519
May Department Stores Co.                                  173            5,441
J.C. Penney Company, Inc.                                  149            3,236
Sears, Roebuck & Co.                                       158            6,126
TJX Companies, Inc.                                        153            5,171
Target Corp.                                               492           15,326
Wal-Mart Stores, Inc.                                    1,462           75,147
                                                                ---------------
                                                                        129,400
                                                                ---------------

GLASS & GLASSWARE - 0.08%
Corning, Inc.*                                             584            4,707
                                                                ---------------

HOTELS & MOTELS - 0.04%
Starwood Hotels & Resorts Worldwide, Inc.                  109            2,402
                                                                ---------------

INDUSTRIAL & COMMERCIAL MACHINERY - 6.16%
COMPUTER & OFFICE EQUIPMENT - 4.72%
Apple Computer, Inc.*                                      190            3,336
Cisco Systems, Inc.*                                     4,033           68,238
Compaq Computer Corp.                                      960            8,400
Dell Computer Corp.*                                     1,196           28,680
EMC Corp.*                                               1,215           14,969
Hewlett-Packard Co.                                        924           15,551
International Business Machines Corp. (IBM)                955          103,207
Lexmark International, Inc.*                                77            3,446
Minnesota Mining & Manufacturing Co. (3M)                  213           22,233
Pitney Bowes, Inc.                                         131            4,803
Solectron Corp.*                                           401            4,932
                                                                ---------------
                                                                        277,795
                                                                ---------------

MISCELLANEOUS - 1.44%
Applied Materials, Inc.*                                   478           16,305
Baker Hughes, Inc.                                         186            6,664
Black & Decker Corp.                                       411           13,600
Caterpillar, Inc.                                          185            8,273
Deere & Co.                                                121            4,476
Dover Corp.                                                112            3,690
Mestek, Inc.*                                               78            1,845
Tecumseh Products Co.                                       61            2,791
Tennant Co.                                                 16              558
Toro Co.                                                    71            3,046
United Technologies Corp.                                  254           13,688






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                               SHARES  VALUE (NOTE 2)
INDUSTRIAL & COMMERCIAL MACHINERY (continued)
MISCELLANEOUS (continued)
Varian Medical Systems, Inc.*                     145  $         9,730
                                                       ---------------
                                                                84,666
                                                       ---------------
                                                               362,461
                                                       ---------------

INSURANCE AGENTS & BROKERS - 0.55%
Aon Corp.                                         125            4,755
Humana, Inc.*                                   1,131           13,063
Marsh & McLennan Companies, Inc.                  150           14,513
                                                       ---------------
                                                                32,331
                                                       ---------------

INSURANCE CARRIERS - 3.68%
LIFE INSURANCE - 0.40%
CIGNA Corp.                                        82            5,978
John Hancock Financial Services, Inc.             161            5,487
Jefferson-Pilot Corp.                              83            3,432
Lincoln National Corp.                            104            4,404
MetLife, Inc.                                     163            4,385
                                                       ---------------
                                                                23,686
                                                       ---------------

MEDICAL, HEALTH, & ACCIDENT INSURANCE - 0.89%
Aetna, Inc.                                       442           12,217
AFLAC, Inc.                                       285            6,971
Trigon Healthcare, Inc.*                          141            8,656
UnitedHealth Group, Inc.                          163           10,717
UnumProvident Corp.                               113            2,535
Wellpoint Health Networks, Inc.*                  100           11,159
                                                       ---------------
                                                                52,255
                                                       ---------------

MULTI-LINE INSURANCE - 2.28%
Allstate Corp.                                    390           12,238
American International Group, Inc.              1,245           97,857
Chubb Corp.                                       101            6,898
Hartford Financial Services Group, Inc.           133            7,182
Progressive Corp.                                  35            4,855
St. Paul Companies, Inc.                          115            5,279
                                                       ---------------
                                                               134,309
                                                       ---------------

MISCELLANEOUS - 0.11%
MBIA, Inc.                                         75            3,455
MGIC Investment Corp.                              51            2,639
                                                       ---------------
                                                                 6,094
                                                       ---------------
                                                               216,344
                                                       ---------------

METAL MINING - 0.06%
Cleveland-Cliffs, Inc.                            208            3,390
                                                       ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                  SHARES  VALUE (NOTE 2)
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.19%
Direct Focus, Inc.*                                  270  $         6,566
Mattel, Inc.                                         236            4,467
                                                          ---------------
                                                                   11,033
                                                          ---------------

MOTION PICTURE PRODUCTION & DISTRIBUTION - 0.30%
Liberty Media Corp.*                               1,529           17,874
                                                          ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.18%
American Express Co.                                 725           21,337
Capital One Financial Corp.                          112            4,627
Charter Municipal Mortgage Acceptance Co.            102            1,614
Fannie Mae                                           546           44,204
Freddie Mac                                          385           26,111
Household International, Inc.                        250           13,075
MBNA Corp.                                           379           10,464
Providian Financial Corp.                            161              626
USA Education, Inc. (Sallie Mae)                      79            6,443
                                                          ---------------
                                                                  128,501
                                                          ---------------

OIL & GAS EXTRACTION - 0.92%
Anadarko Petroleum Corp.                             143            8,158
Berry Petroleum Co. - Class A                        122            2,128
Burlington Resources, Inc.                           118            4,395
Cabot Oil & Gas Corp. - Class A                       94            2,265
Enron Corp.                                          392            5,449
Kerr-McGee Corp.                                     385           22,176
Occidental Petroleum Corp.                           194            4,912
Seacor Smit, Inc.*                                   119            4,717
                                                          ---------------
                                                                   54,200
                                                          ---------------

PAPER & ALLIED PRODUCTS - 1.03%
Bemis Company, Inc.                                  394           17,048
Buckeye Technologies, Inc.*                           54              478
International Paper Co.                              246            8,807
Kimberly-Clark Corp.                                 285           15,820
Liqui-Box Corp.                                       27            1,130
P.H. Glatfelter Co.                                   75            1,125
Playtex Products, Inc.*                              365            3,577
Potlatch Corp.                                       507           12,700
                                                          ---------------
                                                                   60,685
                                                          ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.58%
Ashland, Inc.                                        362           14,574
ChevronTexaco Corp.                                  575           50,916
Conoco, Inc.                                         331            8,507
Exxon Mobil Corp.                                  3,740          147,543






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                     SHARES  VALUE (NOTE 2)
PETROLEUM REFINING & RELATED INDUSTRIES (continued)
Murphy Oil Corp.                                        302  $        24,009
Phillips Petroleum Co.                                  185           10,066
Unocal Corp.                                            132            4,250
USX-Marathon Group, Inc.                                170            4,690
WD-40 Co.                                               215            4,842
                                                             ---------------
                                                                     269,397
                                                             ---------------

PREFABRICATED WOOD BUILDINGS - 0.04%
Skyline Corp.                                            93            2,362
                                                             ---------------

PRIMARY METAL INDUSTRIES - 1.05%
Alcoa, Inc.                                             461           14,876
Belden, Inc.                                            211            4,222
CommScope, Inc.*                                        589           11,515
Hubbell, Inc. - Class B                                 544           14,862
Matthews International Corp.                            104            2,397
USX - U.S. Steel Group, Inc.                            946           13,613
                                                             ---------------
                                                                      61,485
                                                             ---------------

PRINTING, PUBLISHING, & ALLIED INDUSTRIES - 2.24%
NEWSPAPERS - 1.48%
Dow Jones & Company, Inc.                               209            9,405
Gannett Company, Inc.                                   138            8,722
Hollinger International, Inc.                           240            2,479
Knight-Ridder, Inc.                                     228           12,825
Lee Enterprises, Inc.                                   551           18,982
New York Times Co.                                       89            3,671
Pulitzer, Inc.                                           57            2,656
E.W. Scripps Co.                                        179           11,039
Tribune Co.                                             102            3,080
Washington Post Co. - Class B                            28           14,294
                                                             ---------------
                                                                      87,153
                                                             ---------------

MISCELLANEOUS - 0.76%
Banta Corp.                                             129            3,747
Information Holdings, Inc.*                             176            3,856
McGraw-Hill Companies, Inc.                             107            5,626
R.H. Donnelley Corp.*                                   316            8,342
R.R. Donnelley & Sons Co.                               505           12,877
Valassis Communications, Inc.*                          325           10,140
                                                             ---------------
                                                                      44,588
                                                             ---------------
                                                                     131,741
                                                             ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                 SHARES  VALUE (NOTE 2)
RAILROAD TRANSPORTATION - 0.32%
Burlington Northern Santa Fe Corp.                  203  $         5,455
CSX Corp.                                           109            3,673
Norfolk Southern Corp.                              195            3,266
Union Pacific Corp.                                 124            6,449
                                                         ---------------
                                                                  18,843
                                                         ---------------

REAL ESTATE INVESTMENT TRUSTS & MISCELLANEOUS
TRUSTS - 2.07%
AMB Property Corp.                                  587           14,270
Affiliated Managers Group, Inc.*                    450           27,765
Annaly Mortgage Management, Inc.                    386            5,307
Boston Properties, Inc.                             336           11,878
CBL & Associates Properties, Inc.                    90            2,621
Cabot Industrial Trust                               29              691
Colonial Properties Trust                           128            3,821
Equity Office Properties Trust                      169            4,817
Equity One, Inc.                                    295            3,540
Equity Residential Properties Trust                 144            3,737
Gables Residential Trust                            125            3,363
Great Lakes REIT, Inc.                               75            1,199
Home Properties of New York, Inc.                    94            2,877
IRT Property Co.                                    420            4,477
Mid-America Apartment Communities, Inc.             164            4,031
Prime Group Realty Trust                            201            1,920
Shurgard Storage Centers, Inc.                      460           13,828
Sun Communities, Inc.                                65            2,438
Storage USA, Inc.                                   114            4,577
Town & Country Trust                                221            4,462
                                                         ---------------
                                                                 121,619
                                                         ---------------

REAL ESTATE - MISCELLANEOUS - 0.32%
Forest City Enterprises, Inc. - Class A             227           11,021
LNR Property Corp.                                  162            4,463
The St. Joe Co.                                     135            3,475
                                                         ---------------
                                                                  18,959
                                                         ---------------

RESEARCH, MANAGEMENT & RELATED SERVICES - 1.11%
Dun & Bradstreet Corp.*                             482           15,067
Halliburton Co.                                     242            5,975
ICOS Corp.*                                         309           17,845
Landauer, Inc.                                       20              610
Organogenesis, Inc.*                                285            1,106
Paychex, Inc.                                       174            5,578
Quest Diagnostics, Inc.*                            150            9,807
Quintiles Transnational Corp.*                      582            9,231
                                                         ---------------
                                                                  65,219
                                                         ---------------






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                   SHARES  VALUE (NOTE 2)
RESTAURANTS - 1.11%
The Cheesecake Factory, Inc.*                         548  $        15,454
Jack in the Box, Inc.*                                 56            1,378
McDonald's Corp.                                      692           18,040
Outback Steakhouse, Inc.*                             211            6,087
Tricon Global Restaurants, Inc.*                      282           14,266
Wendy's International, Inc.                           377            9,915
                                                           ---------------
                                                                    65,140
                                                           ---------------

RETAIL - APPAREL & ACCESSORY STORES - 0.24%
The Gap, Inc.                                         359            4,692
Kohl's Corp.*                                         166            9,231
                                                           ---------------
                                                                    13,923
                                                           ---------------

RETAIL - BUILDING MATERIALS & HARDWARE - 1.06%
Home Depot, Inc.                                    1,253           47,902
Lowe's Companies, Inc.                                427           14,561
                                                           ---------------
                                                                    62,463
                                                           ---------------

RETAIL - HOME FURNITURE, FURNISHINGS & EQUIPMENT
STORES - 0.15%
Bed, Bath & Beyond, Inc.*                             157            3,934
Best Buy Company, Inc.*                                85            4,666
                                                           ---------------
                                                                     8,600
                                                           ---------------

RETAIL - MISCELLANEOUS - 0.69%
Costco Wholesale Corp.*                               231            8,739
CVS Corp.                                             203            4,852
eBay, Inc.*                                            84            4,408
Staples, Inc.*                                        273            3,980
Walgreen Co.                                          566           18,327
                                                           ---------------
                                                                    40,306
                                                           ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.31%
Cooper Tire & Rubber Co.                            1,286           16,988
West Pharmaceutical Services, Inc.                     49            1,196
                                                           ---------------
                                                                    18,184
                                                           ---------------

SECURITY & COMMODITY BROKERS, DEALERS &
SERVICES - 2.54%
The Bear Stearns Companies, Inc.                      379           20,466
Charles Schwab Corp.                                  623            8,024
Franklin Resources, Inc.                               91            2,921
Goldman Sachs Group, Inc.                             120            9,379
Lehman Brothers Holdings, Inc.                        144            8,994
Merrill Lynch & Company, Inc.                         499           21,811
Morgan Stanley Dean Witter & Co.                      651           31,847






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                              SHARES  VALUE (NOTE 2)
SECURITY & COMMODITY BROKERS, DEALERS &
SERVICES (continued)
Raymond James Financial, Inc.                    807  $        23,589
Stilwell Financial, Inc.                         127            2,554
Waddell & Reed Financial, Inc.                   783           19,959
                                                      ---------------
                                                              149,544
                                                      ---------------

SERVICE PROVIDERS - HEALTH & MEDICAL - 1.59%
Accredo Health, Inc.*                            520           17,742
Beverly Enterprises, Inc.*                     1,656           12,403
Covance, Inc.*                                   560           10,276
First Health Group Corp.*                        460           12,420
Health Management Associates, Inc.*              455            8,868
Human Genome Sciences, Inc.*                      83            3,538
Lincare Holdings, Inc.*                          341            8,764
Renal Care Group, Inc.*                          357           11,210
Triad Hospitals, Inc.*                           306            8,231
                                                      ---------------
                                                               93,452
                                                      ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 4.63%
LABORATORY APPARATUS & ANALYTICAL, OPTICAL
INSTRUMENTS - 1.34%
Agilent Technologies, Inc.*                      291            6,481
Allergan, Inc.                                    75            5,384
Analogic Corp.                                    83            3,071
Applera Corp. - Applied Biosystems Group         690           20,134
Beckman Coulter, Inc.                            314           13,336
KLA-Tencor Corp.*                                119            4,862
MKS Instruments, Inc.*                           226            4,877
Mine Safety Appliances Co.                        49            2,092
Varian, Inc.*                                    741           18,777
                                                      ---------------
                                                               79,014
                                                      ---------------

SURGICAL, MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES - 2.75%
Arrow International, Inc.                         84            3,196
Baxter International, Inc.                       320           15,478
Becton, Dickinson & Co.                          138            4,940
Biomet, Inc.                                     150            4,575
C.R. Bard, Inc.                                  203           11,145
Conmed Corp.*                                     46              776
Datascope Corp.                                   42            1,407
Dentsply International, Inc.                     317           14,262
Excel Technology, Inc.*                           86            1,336
Guidant Corp.*                                   208            8,634
Haemonetics Corp.*                                62            2,362
Invacare Corp.                                    76            2,546






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                            SHARES  VALUE (NOTE 2)
TECHNICAL INSTRUMENTS & SUPPLIES (continued)
SURGICAL, MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES (continued)
Medtronic, Inc.                                                649  $        26,155
ResMed, Inc.*                                                  286           15,959
St. Jude Medical, Inc.*                                        237           16,827
Steris Corp.*                                                  392            8,781
Stryker Corp.                                                   71            3,993
Techne Corp.*                                                  541           16,306
Zimmer Holdings, Inc.*                                         100            3,091
                                                                    ---------------
                                                                            161,769
                                                                    ---------------

MISCELLANEOUS - 0.54%
Bausch & Lomb, Inc.                                            376           12,243
Eastman Kodak Co.                                              162            4,142
General Motors Corp. - Class H* (Hughes Electronics Corp.)     464            6,380
Raytheon Co.                                                   191            6,160
Xerox Corp.*                                                   418            2,926
                                                                    ---------------
                                                                             31,851
                                                                    ---------------
                                                                            272,634
                                                                    ---------------

TRANSPORTATION BY AIR - 0.22%
FedEx Corp.*                                                   160            6,573
Southwest Airlines Co.                                         389            6,185
                                                                    ---------------
                                                                             12,758
                                                                    ---------------

TRANSPORTATION BY WATER - 0.05%
Overseas Shipholding Group, Inc.                               118            2,937
                                                                    ---------------

TRANSPORTATION SERVICES - 0.06%
Navigant International, Inc.*                                  153            1,437
Sabre Holdings Corp.*                                           76            1,999
                                                                    ---------------
                                                                              3,436
                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.03%
AIRCRAFT & PARTS - 0.86%
Boeing Co.                                                     483           15,746
General Dynamics Corp.                                         110            8,976
Goodrich Corp.                                                 545           11,636
Honeywell International, Inc.                                  420           12,411
Textron, Inc.                                                   64            2,026
                                                                    ---------------
                                                                             50,795
                                                                    ---------------

MOTOR VEHICLE PARTS & ACCESSORIES - 0.90%
CLARCOR, Inc.                                                  176            4,330
Delphi Automotive Systems Corp.                                289            3,355
Ford Motor Co.                                                 936           15,023






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001





                                                 SHARES  VALUE (NOTE 2)
TRANSPORTATION EQUIPMENT (continued)
MOTOR VEHICLE PARTS & ACCESSORIES (continued)
General Motors Corp.                                284  $        11,735
ITT Industries, Inc.                                383           18,418
                                                         ---------------
                                                                  52,861
                                                         ---------------

MISCELLANEOUS - 0.27%
Harley-Davidson, Inc.                               162            7,332
Thor Industries, Inc.                                96            3,360
Trinity Industries, Inc.                            217            5,399
                                                         ---------------
                                                                  16,091
                                                         ---------------
                                                                 119,747
                                                         ---------------

TRUCKING & COURIER SERVICES, EXCEPT AIR - 0.17%
Landstar System, Inc.*                               48            3,440
United Parcel Service, Inc. - Class B               123            6,273
                                                         ---------------
                                                                   9,713
                                                         ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.81%
Apogent Technolgies, Inc.*                          423            9,907
Carlisle Companies, Inc.                            465           13,894
W.W. Grainger, Inc.                                 288           12,470
Lawson Products, Inc.                                65            1,602
MCSi, Inc.*                                         236            5,192
Pioneer-Standard Electronics, Inc.                  491            4,365
                                                         ---------------
                                                                  47,430
                                                         ---------------

WHOLESALE TRADE - NON-DURABLE GOODS - 0.92%
Cardinal Health, Inc.                               239           16,039
McKesson Corp.                                      148            5,475
Safeway, Inc.*                                      288           11,995
Supervalu, Inc.                                     584           12,463
Sysco Corp.                                         339            8,173
                                                         ---------------
                                                                  54,145
                                                         ---------------

TOTAL COMMON STOCK
(Identified Cost  $7,096,909)                                  5,830,844
                                                         ---------------

SHORT-TERM INVESTMENTS - 0.64%
Dreyfus Treasury Cash Management Fund
(Identified Cost  $37,915)                       37,915           37,915
                                                         ---------------

TOTAL INVESTMENTS - 99.74%
(Identified Cost  $7,134,824)                                  5,868,759

OTHER ASSETS, LESS LIABILITIES - 0.26%                            15,400
                                                         ---------------

NET ASSETS - 100%                                        $     5,884,159
                                                         ===============





*Non-income  producing  security


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001



FEDERAL  TAX  INFORMATION:

At October 31, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $7,135,712 was as follows:






Unrealized appreciation        $    342,069
Unrealized depreciation          (1,609,022)
                               -------------

UNREALIZED DEPRECIATION - NET   ($1,266,953)
                               =============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






OCTOBER 31, 2001


ASSETS:
Investments, at value (identified cost $7,134,824)(Note 2)  $ 5,868,759
Dividends receivable                                              5,035
Receivable from investment advisor (Note 3)                      80,972
                                                            ------------

TOTAL ASSETS                                                  5,954,766
                                                            ------------

LIABILITIES:

Accrued fund accounting fees (Note 3)                            17,914
Accrued transfer agent fees (Note 3)                             26,293
Accrued directors' fees (Note 3)                                  1,855
Accrued distribution and service fees (Note 3)                    1,263
Audit fee payable                                                14,973
Registration and filing fee payable                               6,930
Other payables and accrued expenses                               1,379
                                                            ------------

TOTAL LIABILITIES                                                70,607
                                                            ------------

TOTAL NET ASSETS                                            $ 5,884,159
                                                            ============

NET ASSETS CONSIST OF:

Capital stock                                               $     7,526
Additional paid-in-capital                                    7,548,354
Undistributed net investment income                              29,542
Accumulated net realized loss on investments                   (435,198)
Net unrealized depreciation on investments                   (1,266,065)
                                                            ------------

TOTAL NET ASSETS                                            $ 5,884,159

                                                            ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A
($27,534/3,446 shares)                                      $      7.99
                                                            ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS C
($6,495/861 shares)                                         $      7.54
                                                            ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS E
($5,850,130/748,316 shares)                                 $      7.82
                                                            ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Dividends                                              $     94,030
                                                       -------------

Total Investment Income                                      94,030
                                                       -------------

EXPENSES:

Management fees (Note 3)                                     32,186
Fund accounting fees (Note 3)                                96,357
Transfer agent fees (Class A) (Note 3)                       15,234
Transfer agent fees (Class C) (Note 3)                       15,167
Transfer agent fees (Class E) (Note 3)                       15,786
Directors' fees (Note 3)                                      6,700
Distribution and service fees (Class C) (Note 3)                 55
Distribution and service fees (Class E) (Note 3)             16,037
Custodian fee                                                19,849
Audit fee                                                    18,501
Miscellaneous                                                40,885
                                                       -------------

Total Expenses                                              276,757

Less Reduction of Expenses (Note 3)                        (215,604)
                                                       -------------

Net Expenses                                                 61,153
                                                       -------------

NET INVESTMENT INCOME                                        32,877
                                                       -------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investments                           (279,273)
Net change in unrealized depreciation on investments     (1,264,351)
                                                       -------------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                           (1,543,624)
                                                       -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                         $(1,510,747)
                                                       =============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets







                                                         FOR THE       FOR THE
                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                         10/31/01     10/31/00+
                                                       ------------  -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $    32,877   $   28,664
Net realized loss on investments                          (279,273)    (156,261)
Net change in unrealized depreciation on investments    (1,264,351)      (1,714)
                                                       ------------  -----------

Net decrease from operations                            (1,510,747)    (129,311)
                                                       ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):

From net investment income - Class A                           (63)          --
From net investment income - Class C                           (25)          --
From net investment income - Class E                       (23,290)      (8,405)
                                                       ------------  -----------

Total distributions to shareholders                        (23,378)      (8,405)
                                                       ------------  -----------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)      515,142    7,040,858
                                                       ------------  -----------

Net increase (decrease) in net assets                   (1,018,983)   6,903,142

NET ASSETS:

Beginning of period                                      6,903,142           --
                                                       ------------  -----------

END OF PERIOD (including undistributed net
investment income of $29,542 and $20,259,
respectively)                                          $ 5,884,159   $6,903,142
                                                       ============  ===========





+  Commencement  of  operations  11/10/99.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                    CLASS A                     CLASS C                      CLASS E
                                             FOR THE       FOR THE       FOR THE        FOR THE       FOR THE        FOR THE
                                               YEAR        PERIOD          YEAR         PERIOD          YEAR         PERIOD
                                              ENDED       2/22/00+        ENDED         8/7/00+        ENDED        11/10/99+
                                             10/31/01    TO 10/31/00      10/31/01    TO 10/31/00      10/31/01    TO 10/31/00
                                            ----------  -------------  ------------  -------------  ------------  -------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD       $   10.24   $      10.00   $      9.71   $      10.00   $     10.02   $      10.00
                                            ----------  -------------  ------------  -------------  ------------  -------------

Income from investment operations:
Net investment income*                           0.06           0.03          0.03              -          0.05           0.05
Net realized and unrealized gain (loss)
on investments                                  (2.25)          0.21         (2.17)         (0.29)        (2.22)         (0.01)
                                            ----------  -------------  ------------  -------------  ------------  -------------

Total from investment operations                (2.19)          0.24         (2.14)         (0.29)        (2.17)          0.04
                                            ----------  -------------  ------------  -------------  ------------  -------------

Less distributions to shareholders:
From net investment income                      (0.06)            --         (0.03)            --         (0.03)         (0.02)
                                            ----------  -------------  ------------  -------------  ------------  -------------

NET ASSET VALUE - END OF PERIOD             $    7.99   $      10.24   $      7.54   $       9.71   $      7.82   $      10.02
                                            ==========  =============  ============  =============  ============  =============

Total return 1                                (21.51%)          2.40%      (22.11%)        (2.90%)      (21.67%)          0.37%

Ratios (to average net assets)/
Supplemental Data:
Expenses*                                        0.70%        0.70%2          1.45%        1.45%2          0.95%        0.95%2
Net investment income (loss)*                    0.74%        0.57%2          0.01%      (0.16%)2          0.51%        0.45%2

Portfolio turnover                                 47%            88%           47%            88%           47%            88%

NET ASSETS - END OF PERIOD (000's omitted)  $      28   $         21   $         6   $          8   $     5,850   $      6,874
                                            ==========  =============  ============  =============  ============  =============






*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:






Net investment loss                ($8.38)    ($0.04)  ($626.28)    ($0.04)  ($0.23)    ($0.06)
Ratios (to average net assets):
Expenses                           104.85%    2.04%2     210.22%    3.08%2     3.83%    1.95%2
Net investment loss              (103.41%)  (0.77%)2   (208.76%)  (1.79%)2   (2.37%)  (0.55%)2





+Commencement  of  Operations
1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2  Annualized.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements



1.     ORGANIZATION
PureMarkR Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return that is consistent with the broad U.S. stock market, as represented by the Russell 3000R Index through investments that meet the socially responsible criteria of the Series.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. Currently, Class A, Class C and Class E are offered. Shareholders of the Series have equal voting rights on matters affecting all shareholders of the Series. In addition, each class of shares of the Series has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interest of any other class.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as PureMarkR Series Class A Common Stock, 5 million have been designated as PureMarkR Series Class C Common Stock, and 10 million have been designated as PureMarkR Series Class E Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plan and certain Transfer Agent expenses.

Notes  to  Financial  Statements

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES  (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At October 31, 2001, the Series, for federal income tax purposes, had capital loss carryforwards of $154,339 and $279,853 that will expire on October 31, 2008 and 2009, respectively.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made annually, and are declared separately for each class. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including losses deferred due to wash sales. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of the financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to

Notes  to  Financial  Statements
research, statistical and investment activities are paid by the Advisor. The "non-affiliated" Directors receive an annual stipend, which is allocated among all the Series of the Fund. In addition, these Directors also receive a per meeting fee for each Series of the fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 0.70% for Class A shares, 1.45% for Class C shares, and 0.95% for Class E shares, of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $32,186 and assumed expenses amounting to $183,418 for the year ended October 31, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor of the Fund's shares. The Series compensates the distributor for distributing and servicing the Series' Class C and Class E shares pursuant to plans of distribution adopted under Rule 12b-1 of the Investment Company Act of 1940, regardless of expenses actually incurred. The distribution fees are accrued daily and payable quarterly, at an annual rate of 0.75% for Class C's average daily net assets and 0.25% of the Class E's average daily net assets.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,528,856 and $2,980,892, respectively. There were no purchases or sales of United States Government securities.

Notes  to  Financial  Statements


5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  PureMarkR  Series  Class A Common Stock were:






                                            For the Period
                         For the Year     2/22/00 (commencement of
                        Ended 10/31/01    operations) to 10/31/00
                     -----------------    -----------------------
                     Shares     Amount      Shares    Amount
Sold                  2,324   $18,918       2,017    $21,100
Reinvested                4        35         --          --
Repurchased            (899)   (9,263)        --          --
                     -------  --------      -----    -------
Net change            1,429   $ 9,690       2,017    $21,100
                     =======  ========      =====    =======






Transactions  in  shares  of  PureMarkR  Series  Class  C  Common  Stock  were:






                                            For the Period
                     For the Year         8/7/00 (commencement of
                    Ended 10/31/01        operations) to 10/31/00
                ---------------------    ------------------------
                Shares         Amount      Shares     Amount
Sold                    --  $      --       859       $ 8,600
Reinvested               3         25        --            --
                  --------  ---------      -----      -------
Net change               3  $      25       859       $ 8,600
                  ========  =========      =====      =======






Transactions  in  shares  of  PureMarkR  Series  Class E Common Stock were:







                                                     For the Period
                     For the Year                11/10/99 (commencement of
                    Ended 10/31/01               operations) to 10/31/00
                 -------------------------       -------------------------
                 Shares          Amount              Shares     Amount
Sold                134,947   $  1,154,714          780,755   $7,984,485
Reinvested            2,507         23,290              850        8,405
Repurchased         (75,153)      (672,577)         (95,591)    (981,732)
                  ----------  -------------         --------  -----------
Net change           62,301   $    505,427          686,014   $7,011,158
                  ==========  =============         ========  ===========






6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2001.

Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF PUREMARKR
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PureMarkR Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  5,  2001

EXETER  FUND,  INC.
ANNUAL  REPORT
OCTOBER  31,  2001
TAX  MANAGED  SERIES

Management  Discussion  and  Analysis



DEAR  SHAREHOLDERS:

The last twelve months have not been good in the stock market, and the September 11th terrorist attacks generated additional downward momentum. Factoring in a slight positive return in October, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite reported returns of -15.8%, -24.9% and -49.8%, respectively, over the twelve months ended October 31, 2001. Notably, the attacks on September 11th were a relatively minor factor in the stock market's poor performance. In the first two weeks of trading after the markets reopened on September 17th, the S&P 500 lost 4.7%. That's a significant decline, but when you consider that the S&P 500 lost 7.3% in the two weeks before the terrorist attacks, you realize that the trends driving the market have been in place for some time.

High valuations and a slowing economy are the real culprits of this bear market. They created an environment in which volatility was likely and returns would be hard to come by. The terrorist attacks didn't help these conditions, but they didn't create them either. In other words, the events on September 11th may have accelerated a process that was well under way.

With continued potential for volatility, we must remain selective. However, being selective does not mean going into a shell. For some opportunities, the combination of valuations and company characteristics are such that it is worth looking past near-term disruptions and through to a long-range resumption of more normal trends. We've always described our approach as being a net seller of stocks as bull markets wear on, and a net buyer as bear markets progress. You can expect us to fit this pattern, while remaining focused on the added goal of minimizing taxable distributions. This is accomplished through several means, including strategic, tax-driven security sales.

The Tax Managed Series has not been completely immune to the market's volatility, yet we have been able to weather the storm with investments in defensive sectors such as consumer staples and still outperform the Series' benchmark by a large margin. We also recently increased the Series' low technology exposure, as many overvalued stocks have become available at significantly reduced prices. In addition, we have increased allocations to energy stocks, health care stocks and the basic materials sector.

Are we at the absolute bottom of this bear market? The degree of uncertainty among investors means that additional volatility is not only possible, but also likely. Thus, we may be early to rotate toward more aggressive stocks, but it is not productive to guess along with market psychology. The rational thing for long-term investors to do is invest according to the fundamentals, knowing that is what will drive returns in the long run. After all, we were early to move toward defensive stocks in the late 1990's. Looking back now, this was the right move since the high flyers of the speculative era have suffered devastating losses. Most of those stocks may not recover their former highs.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis



[graphic]
[pie  chart]

Portfolio  Composition  -  As  of  10/31/01

Chemicals  &  Allied  Products  -  22%
Crude  Petroleum  &  Natural  Gas  -  5%
Food  &  Kindred  Products  -  7%
Industrial & Commercial Machinery & Computer Equipment - 10% National & State Commercial Banks - 6%
Paper  &  Allied  Products  -  6%
Retail  -  Specialty  Stores  -  5%
Security  &  Commodity  Brokers  &  Dealers  -  6%
Technical  Instruments  &  Supplies  -  4%
Telecommunication  Services  -  9%
Miscellaneous*  -  20%

*Miscellaneous

Electronics  &  Electrical  Equipment
Electric,  Gas  &  Sanitary  Services
Entertainment
Health  Services
Metal  Mining
Non-Depository  Credit  Institutions
Primary  Metal  Industries
Restaurants
Rubber  &  Plastic  Footwear
Software
Transportation
Transportation  Services
Cash,  short-term  investments  and  other  assets,  less  liabilities

Performance  Update  as  of  October  31,  2001



Exeter  Fund,  Inc.  -  Tax  Managed  Series





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            8,583        -14.17%   -14.17%
Five Year   $           17,610         76.10%    11.98%
Inception1  $           20,480        104.80%    12.68%





Standard  &  Poor's  500  Total  Return  Index





                                Total Return
Through     Growth of $10,000                  Average
10/31/01        Investment       Cumulative     Annual
One Year    $            7,511        -24.89%   -24.89%
Five Year   $           16,136         61.36%    10.04%
Inception1  $           20,022        100.22%    12.25%





The value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (10/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





            Exeter Fund, Inc.   Standard & Poor's 500
Date        Tax Managed Series   Total Return Index
11/1/1995               10,000                 10,000
10/31/1996              11,630                 12,408
10/31/1997              15,200                 16,392
10/31/1998              14,855                 19,996
10/31/1999              18,129                 25,127
10/31/2000              23,863                 26,656
10/31/2001              20,480                 20,022




1The Series and Index performance are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2001






                                                              SHARES  VALUE (NOTE 2)
COMMON STOCK - 100.36%
CHEMICAL & ALLIED PRODUCTS - 22.25%
PHARMACEUTICAL PREPARATIONS - 9.65%
Johnson & Johnson                                                400  $        23,164
Novartis AG - ADR (Switzerland) (Note 7)                       1,325           49,860
Pfizer, Inc.                                                     887           37,165
Pharmacia Corp.                                                2,646          107,216
Schering-Plough Corp.                                          1,925           71,572
Teva Pharmaceutical Industries Ltd. - ADR (Israel) (Note 7)      575           35,535
                                                                      ---------------
                                                                              324,512
                                                                      ---------------

MISCELLANEOUS - 12.60%
Bayer AG (Germany) (Note 7)                                    1,675           49,181
Clorox Co.                                                       875           31,237
Dow Chemical Co.                                                 400           13,300
Estee Lauder Companies, Inc. -  Class A                        1,275           41,119
Gillette Co.                                                   2,925           90,938
PPG Industries, Inc.                                             275           13,428
Procter & Gamble Co.                                           1,025           75,625
Sherwin-Williams Co.                                           2,425           59,073
Sigma-Aldrich Corp.                                            1,325           49,714
                                                                      ---------------
                                                                              423,615
                                                                      ---------------
                                                                              748,127
                                                                      ---------------

CRUDE PETROLEUM & NATURAL GAS - 5.46%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)   3,100           59,520
Schlumberger Ltd.                                              1,750           84,735
Transocean Sedco Forex, Inc.                                   1,300           39,195
                                                                      ---------------
                                                                              183,450
                                                                      ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 2.41%
Texas Instruments, Inc.                                        2,900           81,171
                                                                      ---------------

ELECTRIC, GAS AND SANITARY SERVICES - 2.13%
FirstEnergy Corp.                                                800           27,568
Waste Management, Inc.                                         1,800           44,100
                                                                      ---------------
                                                                               71,668
                                                                      ---------------

ENTERTAINMENT - 1.66%
Walt Disney Co.                                                3,000           55,770
                                                                      ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                               SHARES  VALUE (NOTE 2)
FOOD & KINDRED PRODUCTS - 6.93%
Diageo plc - ADR (United Kingdom) (Note 7)      1,150  $        46,978
Flowers Foods, Inc.*                              200            8,300
H.J. Heinz Co.                                  1,000           42,440
Nestle SA (Switzerland) (Note 7)                  225           46,712
PepsiCo, Inc.                                     300           14,613
Unilever plc - ADR (United Kingdom) (Note 7)    2,550           74,078
                                                       ---------------
                                                               233,121
                                                       ---------------

HEALTH SERVICES - 1.79%
Caremark Rx, Inc.*                              4,500           60,300
                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 10.46%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 4.34%
Baker Hughes, Inc.                              1,200           42,996
Cooper Cameron Corp.*                           1,000           39,000
Varco International, Inc.*                      1,475           22,125
Weatherford International, Inc.*                1,225           41,932
                                                       ---------------
                                                               146,053
                                                       ---------------

MISCELLANEOUS - 6.12%
Compaq Computer Corp.                           2,675           23,406
EMC Corp.*                                      2,025           24,948
Diebold, Inc.                                     800           29,040
Lexmark International, Inc.*                    2,050           91,738
Minnesota Mining & Manufacturing Co. (3M)         350           36,533
                                                       ---------------
                                                               205,665
                                                       ---------------
                                                               351,718
                                                       ---------------

METAL MINING - 1.50%
Syngenta AG - ADR* (Switzerland) (Note 7)       4,900           50,372
                                                       ---------------

NATIONAL & STATE COMMERCIAL BANKS - 5.94%
Bank of New York Company, Inc.                  1,575           53,566
Mellon Financial Corp.                          1,575           52,920
M & T Bank Corp.                                  200           13,100
MBNA Corp.                                      1,250           34,512
State Street Corp.                              1,000           45,540
                                                       ---------------
                                                               199,638
                                                       ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.34%
American Express Co.                            1,525           44,881
                                                       ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                SHARES  VALUE (NOTE 2)
PAPER & ALLIED PRODUCTS - 5.53%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)    3,100  $        54,250
Georgia-Pacific Corp.                              237            6,579
International Paper Co.                            900           32,220
Kimberly-Clark Corp.                             1,675           92,979
                                                        ---------------
                                                                186,028
                                                        ---------------

PRIMARY METAL INDUSTRIES - 1.87%
Corning, Inc.                                    2,925           23,576
Texas Industries, Inc.                           1,300           39,130
                                                        ---------------
                                                                 62,706
                                                        ---------------

RESTAURANTS - 0.78%
McDonald's Corp.                                 1,000           26,070
                                                        ---------------

RETAIL - SPECIALTY STORES - 4.62%
Best Buy Company, Inc.*                            500           27,450
CVS Corp.                                        1,000           23,900
Home Depot, Inc.                                   875           33,451
RadioShack Corp.                                   900           22,491
Staples, Inc.*                                     925           13,486
Wal-Mart Stores, Inc.                              675           34,695
                                                        ---------------
                                                                155,473
                                                        ---------------

RUBBER & PLASTIC FOOTWEAR -  1.03%
NIKE, Inc. - Class B                               700           34,552
                                                        ---------------

SECURITY & COMMODITY BROKERS & DEALERS - 5.92%
Charles Schwab Corp.                             3,425           44,114
Merrill Lynch & Company, Inc.                    1,200           52,452
Morgan Stanley Dean Witter & Co.                   725           35,467
Stilwell Financial, Inc.                         1,750           35,193
T. Rowe Price Group, Inc.                        1,150           31,924
                                                        ---------------
                                                                199,150
                                                        ---------------

SOFTWARE - 2.56%
Oracle Corp.*                                    1,400           18,984
Parametric Technology Corp.*                     9,550           66,945
                                                        ---------------
                                                                 85,929
                                                        ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 3.87%
Applera Corp. - Applied Biosystems Group         2,125           62,007
Millipore Corp.                                  1,300           67,990
                                                        ---------------
                                                                129,997
                                                        ---------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2001






                                                                      SHARES   VALUE (NOTE 2)
TELECOMMUNICATION SERVICES  - 9.21%
BellSouth Corp.                                                         1,925  $       71,225
SBC Communications, Inc.                                                1,825          69,551
Sprint Corp.                                                            2,950          59,000
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)    1,450          37,569
Verizon Communications, Inc.                                            1,450          72,224
                                                                               --------------
                                                                                      309,569
                                                                               --------------

TRANSPORTATION - 2.61%
Canadian National Railway Co. (Canada) (Note 7)                         1,100          43,560
Carnival Corp.                                                          2,025          44,104
                                                                               --------------
                                                                                       87,664
                                                                               --------------

TRANSPORTATION SERVICES - 0.49%
FedEx Corp.*                                                              400          16,432
                                                                               --------------

TOTAL COMMON STOCK
(Identified Cost  $3,261,016)                                                       3,373,786
                                                                               --------------

SHORT-TERM INVESTMENTS - 7.37%
Dreyfus Treasury Cash Management Fund
(Identified Cost  $247,941)                                           247,941         247,941
                                                                               --------------

TOTAL INVESTMENTS - 107.73%
(Identified Cost  $3,508,957)                                                       3,621,727

LIABILITIES, LESS OTHER ASSETS - (7.73%)                                             (259,964)
                                                                               ---------------

NET ASSETS - 100%                                                              $    3,361,763
                                                                               ===============





*Non-income  producing  security
ADR  -  American  Depository  Receipt

Federal  Tax  Information:


At October 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $3,508,957 was as follows:





Unrealized appreciation        $ 362,242
Unrealized depreciation         (249,472)
                               ----------

UNREALIZED APPRECIATION - NET  $ 112,770
                               ==========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities







OCTOBER 31, 2001



ASSETS:
Investments, at value (identified cost $3,508,957)(Note 2)  $3,621,727
Foreign currency, at value (cost $32)                               32
Receivable for securities sold                                 217,500
Dividends receivable                                             4,716
Receivable from investment advisor (Note 3)                      4,133
                                                            -----------

TOTAL ASSETS                                                 3,848,108
                                                            -----------

LIABILITIES:

Accrued fund accounting fees (Note 3)                            7,527
Accrued transfer agent fees (Note 3)                            10,711
Accrued directors' fees (Note 3)                                 2,502
Payable for securities purchased                               451,591
Audit fee payable                                                6,063
Registration and filing fee payable                              5,144
Payable for fund shares repurchased                                246
Other payables and accrued expenses                              2,561
                                                            -----------

TOTAL LIABILITIES                                              486,345
                                                            -----------

TOTAL NET ASSETS                                            $3,361,763
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock                                               $    1,721
Additional paid-in-capital                                   3,261,844
Undistributed net investment income                             17,841
Accumulated net realized loss on investments                   (32,413)
Net unrealized appreciation on investments                     112,770
                                                            -----------

TOTAL NET ASSETS                                            $3,361,763
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($3,361,763/172,109 shares)                                 $    19.53
                                                            ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations








FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $1,143)        $  49,965
                                                       ----------

Total Investment Income                                   49,965
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  26,786
Fund accounting fees (Note 3)                             50,341
Transfer agent fees (Note 3)                              18,616
Directors' fees (Note 3)                                   6,700
Custodian fee                                              3,601
Audit fee                                                  1,999
Miscellaneous                                             10,701
                                                       ----------

Total Expenses                                           118,744

Less Reduction of Expenses (Note 3)                      (86,634)
                                                       ----------

Net Expenses                                              32,110
                                                       ----------

NET INVESTMENT INCOME                                     17,855
                                                       ----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investments                         (20,214)
Net change in unrealized depreciation on investments    (470,589)
                                                       ----------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                          (490,803)
                                                       ----------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $(472,948)
                                                       ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                        FOR THE       FOR THE
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                        10/31/01      10/31/00
                                                      ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $    17,855   $     5,653
Net realized loss on investments                          (20,214)       (2,450)
Net change in unrealized appreciation (depreciation)
on investments                                           (470,589)      366,275
                                                      ------------  ------------

Net increase (decrease) from operations                  (472,948)      369,478
                                                      ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):

From net investment income                                 (6,429)       (5,251)
                                                      ------------  ------------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                1,891,140       516,827
                                                      ------------  ------------

Net increase in net assets                              1,411,763       881,054

NET ASSETS:

Beginning of year                                       1,950,000     1,068,946
                                                      ------------  ------------

END OF YEAR (including undistributed net investment
income of $17,841 and $5,660, respectively)           $ 3,361,763   $ 1,950,000
                                                      ============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                                                     FOR THE YEARS ENDED
                                                              10/31/01        10/31/00      10/31/99      10/31/98      10/31/97
                                                    ---------------------  ------------  ------------  ------------  ------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              22.83   $     17.42   $     14.46   $     15.20   $     11.63
                                                    ---------------------  ------------  ------------  ------------  ------------

Income from investment operations:
Net investment income (loss)*                                       0.11          0.07          0.08          0.10         (0.01)
Net realized and unrealized gain (loss) on
investments                                                        (3.34)         5.43          3.07         (0.44)         3.58
                                                    ---------------------  ------------  ------------  ------------  ------------

Total from investment operations                                   (3.23)         5.50          3.15         (0.34)         3.57
                                                    ---------------------  ------------  ------------  ------------  ------------

Less distributions to shareholders:
From net investment income                                         (0.07)        (0.09)        (0.13)            -             -
From net realized gain on investments                                  -             -         (0.06)        (0.40)            -
                                                    ---------------------  ------------  ------------  ------------  ------------

Total distributions to shareholders                                (0.07)        (0.09)        (0.19)        (0.40)            -
                                                    ---------------------  ------------  ------------  ------------  ------------

NET ASSET VALUE - END OF YEAR                       $              19.53   $     22.83   $     17.42   $     14.46   $     15.20
                                                    =====================  ============  ============  ============  ============

Total return1                                                    (14.17%)        31.63%        22.04%       (2.27%)        30.70%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                           1.20%         1.20%         1.20%         1.20%         1.20%
Net investment income (loss)*                                       0.67%         0.36%         0.49%         0.73%       (0.09%)

Portfolio turnover                                                    44%           67%           85%           65%          103%

NET ASSETS - END OF YEAR (000's omitted)            $              3,362   $     1,950   $     1,069   $       772   $       524
                                                    =====================  ============  ============  ============  ============





*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment loss per share and the ratios would have been as follows:




Net investment loss              ($0.42)  ($0.54)  ($0.54)  ($0.43)  ($0.62)
Ratios (to average net assets):
Expenses                           4.43%    4.54%    3.87%    5.17%    8.08%
Net investment loss              (2.56%)  (2.98%)  (2.18%)  (3.24%)  (6.97%)




1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements



1.     ORGANIZATION
Tax Managed Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the Series' total return.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as Tax Managed Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements




2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)
FEDERAL  INCOME  TAXES  (continued)
At October 31, 2001 the Series, for federal income tax purposes, had capital loss carryforwards of $9,023, $2,450 and $20,940 that will expire on October 31, 2007, 2008 and 2009, respectively.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of the financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all of the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $26,786 and assumed expenses amounting to $59,848 for the year ended October 31, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes  to  Financial  Statements



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)
The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,115,399 and $1,101,940, respectively. There were no purchases or sales of United States Government securities.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Tax Managed Series Class A Common Stock were:




                      For the Year                  For the Year
                     Ended 10/31/01                Ended 10/31/00
                 -----------------------       ---------------------
                   Shares         Amount        Shares        Amount
Sold                102,107   $2,193,866           24,831   $533,370
Reinvested              287        6,429              269      5,251
Repurchased         (15,691)    (309,155)          (1,041)   (21,794)
                   ---------  -----------         --------  ---------
Net change           86,703   $1,891,140           24,059   $516,827
                   =========  ===========         ========  =========




The Advisor owned 23,082 shares on October 31, 2001 and 23,007 shares on October 31, 2000.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2001.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Report  of  Independent  Accountants


TO  THE  BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF TAX MANAGED
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Series for the years ended October 31, 1998 and 1997 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.



PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  5,  2001